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                                                                   EXHIBIT 10.11


             STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE-GROSS
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                    [logo]

1.  BASIC PROVISIONS ("Basic Provisions").

  1.1 Parties: This Lease ("Lease"), dated for reference purpose only, May 12, 1997, us made by and between Mortimer B. Zuckerman, an individual with an address c/o Boston Properties, 8 Arlington Street, Boston, Massachusetts
02116 ("Lessor") and Restoration Hardware, Inc., a California corporation with an address at 15 Koch Road, Suite J, Corte Madera, California 94925 ("Lessee"), (collectively the "Parties," or individually a "Party").

  1.2(a) Premises: The approximately 160.213 square feet of space (the "Premises") shown on Exhibit A attached hereto in the building (the "Building") containing approximately 220,213 square feet of space located on land (the "Property") commonly known as 2391 West Winton Avenue, Hayward, California and more particularly described in Exhibit B attached hereto.

In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center." (Also see Paragraph 2.) See Rider Paragraph 51.

  1.2(b) Parking: The unreserved vehicle parking spaces shown as "Lessee's Parking Area" on Exhibit C attached hereto. ("Unreserved Parking Spaces"); (Also see Paragraph 2.6.) See Rider Paragraphs 1 & 3.

  1.5  Base Rent: See Rider Paragraphs 2 & 3. (Also see Paragraph 4.)

  1.6(a) Base Rent Paid Upon Execution: $36,848.99 as Base Rent for the first month after the Commencement Date.

  1.6(b) Lessee's Share of Common Area Operating Expenses: seventy-two and 75/100 percent (75.75) ("Lessee's Share") as determined by pro rata square footage of the Premises as compared to the total square footage of the Building.

  1.7  Security Deposit: See Rider Paragraph 4.

  1.8 Permitted Use: Distribution and warehousing and office uses ancillary thereto. See Rider Paragraph 5. ("Permitted Use") (Also see Paragraph 6.)

  1.9  Insuring Party. Lessor is the "Insuring Party." (Also see Paragraph 8.)

  1.10(a)  Real Estate Brokers. See Rider Paragraph 6.

  1.12 Addenda and Exhibits. Attached hereto is a Rider and Exhibits all of which constitute a part of this Lease.

2.  Premises, Parking and Common Areas.

  2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

  2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within ninety (90) days after the Commencement Date, correction of that non-compliance shall be See Rider Paragraph 53.

  2.3 Compliance with Covenants, Restrictions and Building Code. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of records See Rider Paragraph 8 and applicable building codes, regulations and ordinances in effect on the Commence Date See Rider Paragraph 54. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date,. Said warranties shall not apply to any Alterations or Utility installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

  2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has satisfied itself with respect to the condition of the Premises (including by not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, sate and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "Applicable Laws") and the present and future suitability of the Premises for Lessee's intended use; 9b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, the Brokers nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. See Rider Paragraph 52.
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  2.6  Vehicle. Lessee shall be entitled to use the Unreserved Parking Spaces on those portions of the Common Areas designated as "Lessee's Parking Areas" on Exhibit C attached hereto. Lessee shall not use more parking spaces than the spaces in said Lessee's Parking Areas. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

     (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unleaded, or parked in areas other than those designated by Lessor for such activities.

     (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     (c) See Rider Paragraph 42.

  2.7 Common AreasDefinition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

  2.8 Common AreasLessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. See Rider Paragraph 8. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent,which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

  2.9 Common AreasRules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center. See Rider Paragraph 43.

  2.10 Common AreasChanges. Lessor shall have the right, in Lessor's sole discretion, from time to time:

     (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

     (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

     (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

     (d) To add additional buildings and improvements to the Common Areas;

     (e) To sue the Common Areas while engaged in making improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

     (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and the Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.  Term. See Rider Paragraph 1.

4.  Rent

  4.1 Base Rent. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other address as Lessor may from time to time designate in writing to Lessee.

  4.2 Common Area Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

     (a) "Common Area Operating Expenses" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

       (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

          (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators, and subject to the terms of Rider Paragraph 40, and roof.

          (bb) Exterior signs and any tenant directories.

          (cc) Fire detection and sprinkler systems.

       (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

       (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

       (iv)

       (v) Any increase above the Base Real Property Taxes (as defined in Paragraph 10.2 (b)) for the Building and the Common Areas.

       (vi) Any "Insurance Cost Increase) (as defined in Paragraph 8.1).

       (vii)

       (viii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

       (ix) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense. See Rider Paragraph 44.

     (b) Any Common Area Opearting Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building.

     (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless Lessor has agreed elsewhere in this Lease to provide the same or some of them.

     (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of actual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, durinmg each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessor shall be credited the amount of such over
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payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within thirty (30) days after delivery by Lessor to Lessee of said statement. See Rider Paragraph 40.

6.  Use.

  6.1  Permitted Use.
     (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

  6.2  Hazardous Substances.

     (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (I) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. See Rider Paragraph 9 shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and
(iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws required that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor.

     (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit See Rider Paragraph 55 (including, without limitation, through the plumbing or sanitary sewer system.

     (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and reasonable attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for See Rider Paragraph 10 Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee See Paragraph 11 and the cost of investigation (including consultants and reasonable attorney's fees and testing), removal, remediation, restoration and/or abatement therefor, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

  6.3 Lessee's Compliance with Requirements. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record See Rider Paragraph 8 permits, the requirements of any applicable fire insurance underwriter or rating bureau and Lessor's insurance carriers and the recommendations of Lessor's engineers and/or consultants, relating in any way to the Premises (including but not limited to matters pertaining to (I) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and
(iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five
(5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements. See Rider Paragraph 5. See Rider Paragraph 45.

  6.4 Inspection; Compliance with Law. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.  Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations.

  7.1  Lessee's Obligations.

     (a) Subject to the provisions of Rider Paragraph 7 (relating to Lessor's improvements), Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, telephone and other communication, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. See Rider Paragraph 46.

     (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof. See Rider Paragraph 14

     (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, See Rider Paragraph 56 Lessor may enter upon the Premises, perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph 13.2 below.

  7.2 Lessor's Obligations. Subject to the provisions of Rider Paragraph 7 (relating to Lessor's improvements), Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection
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systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor may, but shall not be obligated, to pain the exterior surfaces of exterior walls. Lessee expressly waives the benefit of any statue now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair. See Rider Paragraph 63.

  7.3  Utility Installations, Trade Fixtures, Alterations.

     (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, telephone and other communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

     (b) Consent. See Rider Paragraph 15. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor.

     (c) Lien Protection. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein, Lessee shall give Lessor not less than ten (10)) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, as its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises from the effect of such lien or claim, In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so. See Rider Paragraph 62.

  7.4  Ownership, Removal, Surrender, and Restoration.

     (a) Ownership. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

     (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

     (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear See Rider Paragraph 47 excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or redemption of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice, Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.  Insurance; Indemnity.

  8.1  Payment of Premium Increases

     (a) As used herein, the term "Insurance Cost Increase" is defined as any increase in the actual cost of the insurance applicable to the Building, the Property and the Industrial Center and required or permitted to be carried by Lessor pursuant to Paragraphs 8.2(b), 8.3 (a) and 8.3(b), ("Required Insurance"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis. "Insurance Cost Increase" shall include, but not be limited to, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, and/or a general premium rate increase. The term "Insurance Cost Increase" shall not, however, include any premium increases resulting from the nature of the occupancy of any other lessee of the Building. See Rider Paragraph 48.

     (b) Lessee shall pay any Insurance Cost Increase to Lessor pursuant to Paragraph 4.2. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

  8.2  Liability Insurance.

     (a) Carried by Lessee. Lessee shall obtain and keep in force during the form of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor Lessor's managing agent and any Lenders(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises, the Building, the Property and the Industrial Center and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $5,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

     (b) Carried by Lessor, Lessor shall also maintain liability insurance, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

  8.3  Property insurance-Builidng, Improvements and Rental Value.

     (a) Building and Improvements. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises, the Building, the Property and the Industrial Center. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage See Rider Paragraph 16, including coverage for any additional costs resulting from debris removal and reasonable amount of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, See Rider Paragraph 18

     (b) Rental Value. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of an co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Opearting Expenses shall include any deductible amount in the event of such loss.

     (c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

     (d) Lessee's Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

  8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, See Rider Paragraph 19 and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be sued by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force. See Rider Paragraph 49.

  8.5 Insurance Policies. Insurance required hereunder See Rider Paragraph 20 shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least A-VIII or such other rating as may be required by a Lender, as set forth in the must current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. See Rider Paragraph 21. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

  8.6 Waiver of Subrogation. Without affecting any other rights or remedies. Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the periods required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limed by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

  8.7 Indemnity. Lessee shall indemnify, protect, defend and hold harmless the Premises, the Building, the Property and the Industrial Center, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultant's fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees See Rider Paragraph 11 and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

  8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or See Rider Paragraph 22 goods, wares merchandise or other property of Lessee, Lessee's employees, contractors invitees, customers, or any other person See Rider Paragraph 11 in or about the Premises, the Building, the Property or the Industrial Center whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, from other resources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease. Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.  Damage or Destruction.

  9.1  Definitions.

     (a) "Premises Partial Damage" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding the Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

     (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost ) excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

     (c) "Insured Loss" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

     (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

     (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.29a), in, on, or under the Premises.

  9.2 Premises Partial DamageInsured Loss. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance shall be made available for repairs if made by either Party.

  9.3 Partial DamageUninsured Loss. If Premises Partial Damage that is not an insured Loss occurs, unless caused by a negligent or willful act of Lessee. (In which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either
(I) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within forty-five (45) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease See Rider Paragraph 23. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease. Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such even this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

  9.4 Total Destruction. Notwithstanding any other provision hereof, if Premises total Destruction occurs (including any destruction required by any authorized public authority), See Rider Paragraph 24.

  9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an insured Loss, Lessor may, at Lessor's option, terminate this Lease See Rider Paragraph 23 by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (I) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercise such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

  9.6  Abatement of Rent; Lessee's Remedies.

     (a) In the event of damage described in Paragraphs 9.2 or 9.4 the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, redemption or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, redemption or restoration.

     (b) If Lessor shall be obligated to repair the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way the repair or restoration of the Premises within sixty (60) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than thirty (30) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair ore restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

  9.8 TerminationAdvance Payments. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

  9.9 Waiver of Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.1 Real Property Taxes. See Rider Paragraph 25.

  10.1 Payment of Taxes. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2(a), applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any increases in such amounts over the Base Real Property Taxes shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

  10.2  Real Property Tax Definitions.

     (a) As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to fax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modifications, amendment or transfer thereof, and whether or not contemplated by the Parties. See Rider Paragraph 50.

     (b) As used herein, the term "Base Real Property Taxes" shall be the amount of Real Property Taxes, which are assessed against the Premises, Building or Common Areas. See Rider Paragraph 57. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

  10.3 Additional Improvements. Common Area Opearting Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Opearting Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

  10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

  10.5 Lessee's Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12. Assignment and Subletting. See Rider Paragraph 27

13. Default; Breach; Remedies.

  13.1 Default; Breach. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

     (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises. See Rider Paragraph 58.

     (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder See Rider Paragraph 59., the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease.

     (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (I) compliance with Applicable Requirements per Paragraph 6.3 See Rider Paragraph 60. (ii) the inspection, maintenance and service contracts required under Paragraph 7.19b), (iii) the rescission of an unauthorized assignment or subleasing per Rider Paragraph 27, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or where any such failure continues for a period of twenty (20) days following written notice by or on behalf of Lessor to Lessee.

     (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee' Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

     (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto *unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.19e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

     (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

See Rider Paragraph 28.

  13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the Bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

     (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor, in such event Lessor shall be entitled to recover from Lessee: (I) the worth at the time of the award of the unpaid rent which had been earned at the time of termination;
(ii) the worst at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii)the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (ii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one count rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent 91%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such pro-ceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period under the unlawful detainer statue shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

     (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitation, Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

     (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

     (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

  13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10)) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such later charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

  13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in not even t be less than thirty (30) days after receipt by Lessor, and by any Lender'(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the apart so taken as of the date the condemning authority takes title or possession whichever first occurs See Rider Paragraph 29 if more than twenty-five percent (25%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessor or Lessee may, at such party's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes possession. If either party does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all oar any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures See Rider Paragraph 30. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair. See Rider Paragraph 31.

15. Broker's Fees. See Rider Paragraph 6.

16. Tenancy and Financial Statements.

  16.1  See Rider Paragraph 32.

  16.2 Financial Statement. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question f the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Upon such transfer or assignment the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. See Rider Paragraph 33.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in now way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the date in which the Premises are located plus two percent (2%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.14.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior to other Agreements; This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23.  Notices. See Rider Paragraph 34.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwistanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26.  No right to Holdover. See Rider Paragraph 35.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initialed in the county in which the Premises are located.

30.   Subordination; Attornment; Non-Disturbance.

  30.1 Subordination. This Lease shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof, Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

  30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires owner-ship of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure , such new owner shall not: (I) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets of defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

  30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be suggest to receiving assurance (a "non-disturbance agreement') from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

  30.4 Self-Executing. Upon written request from Lessor or a lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorney's Fees. If any party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgement, or the abandonment by the other Party of its claim or defense. The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor' Access; Showing Premises; Repairs. See Rider Paragraph 61. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to identify the Building as containing space leased to Lessee so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs. See Rider Paragraph 56.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lessor estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.   Consents.

  (a) Lessor's actual reasonable out-of-pocket costs and expenses (including but not limited to architects', attorneys', engineers', and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

  (b) All conditions to Lessor's consent authorized b this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by lessor at the time of consent of such further on other conditions as are then reasonable with reference to the particular matter for which consent is being given.

38. Quiet Possession. Upon Payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quirt possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. Options. See Rider Paragraph 3.

40. Rules and Regulations. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations (Rules and Regulations") which Lessor may make from time to time for the management, safety, care and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service of other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, it's agents and invitees and their property for the acts of third parties.

42. Reservations. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restriction do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to assign any documents reasonably requested by Lessee to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessee evidence satisfactory to Lessee of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan. Lender in connection with the obtaining of formal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESS HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREED THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.


          IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.


The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.


Executed at: New York, NY                Executed at: Corte Madera, CA
On:          May 12, 1997                on:          5/7/97

By LESSOR:                               By LESSEE:
      /s/ M. Zuckerman                      RESTORATION HARDWARE, INC.
----------------------------------       -----------------------------------
MORTIMER B. ZUCKERMAN

                                         -----------------------------------
                                         By:

                                         -----------------------------------
                                         Name Printed:

                                         -----------------------------------
                                         Title:

                                         -----------------------------------
                                         By:

                                         -----------------------------------
                                         Name Printed: Thomas Low

                                         -----------------------------------
                                         Title: SVP CFO

                                         -----------------------------------

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071 (213) 687-8777.

                             RIDER TO LEASE BETWEEN
                       MORTIMER B. ZUCKERMAN, AS LESSOR,
                    AND RESTORATION HARDWARE, INC. AS LESSEE
                            2391 WEST WINTON AVENUE
                              HAYWARD, CALIFORNIA

--------------------------------------------------------------------------------

1. LEASE TERM. The term (the "Term") of this Lease shall be for that period of time commencing on the "Commencement Date" (as hereinafter defined) and expiring (the "Expiration Date") on the last day of the eighty-fourth (84th) month following the Commencement Date (plus the partial month, if any, immediately following the Commencement Date) (the "Original Lease Term"), unless extended as provided in Rider Paragraph 3 or sooner terminated as provided in this Lease. The "Commencement Date" shall be the first to occur of (a) the later of
          (i) June 1, 1997 and (ii) the date "Lessor's Work" (as defined in Rider Paragraph 7(A)) is "Substantially Complete" (as defined in Rider Paragraph 7(A)) and (b) the date on which Lessee commences beneficial use of the Premises for the conduct of Lessee's normal business operations. Lessee, in all events, shall be treated as having commenced beneficial use of the Premises for the conduct of Lessee normal business operations when it begins to move goods, wares, merchandise or other property into the Premises, provided that Lessee and Lessee's employees, agents and contractors shall be permitted to install Lessee's trade fixtures, equipment, furniture, cabling and related communications systems in such a manner as to not interfere with the performance by Lessor and Lessor's contractors of "Lessor's Work" (as defined in Rider Paragraph 7), and such installation alone shall not constitute beneficial use of the Premises by Lessee. Any such entry by Lessee or Lessee's employees, agents or contractors shall be on the terms and conditions of this Lease, except for the obligations to pay Base Rent and Common Area Operating Expenses other than as set forth in Rider Paragraph 7 As soon as may be convenient after the Commencement Date has been determined, Lessor and Lessee agree to join with each other in the execution, in the form of Exhibit E attached hereto, of a written Declaration in which the Commencement Date and specified Term of this Lease shall be stated.

2. (A) ORIGINAL LEASE TERM-INITIAL BASE RENT. For each month within the period beginning on the Commencement Date and ending on the last day of the seventh (7th) month following the month in which the Commencement Date occurs (plus the partial month, if any, in which the Commencement Date occurs). Lessee shall pay to Lessor as monthly Base Rent for the Premises, payments of Thirty-Six Thousand Eight Hundred Forty-Eight and 99/100 Dollars ($36,848.99) (sometimes called the "Original Monthly Base Rent"). All payments of monthly

          Base Rent (during both the Original Lease Term and the Extended Term, if exercised, and at the monthly Base Rent provided for in this Rider) shall be paid in legal tender of the United States and shall be paid in advance on the first day of each and every calendar month, provided, however, that appropriate adjustment shall be made at the beginning and end of the Term of this Lease as it may be extended and at the end of any period immediately preceding an adjustment date during the Lease Term as it may be extended. Monthly Base Rent shall commence to be paid on the Commencement Date.

2. (B) ORIGINAL LEASE TERM- FIRST RENT ADJUSTMENT. The monthly Base Rent payable by Lessee for the period beginning on first day of the eighth
          (8th) month following the Commencement Date (plus the partial month, if any, immediately following the Commencement Date) and ending on the last day of the thirtieth (30th) month following the Commencement Date (plus the partial month, if any, immediately following the Commencement Date) shall be Fifty-Two Thousand Eight Hundred Seventy and 29/00 Dollars ($52,870.29).

2. (C) ORIGINAL LEASE TERM- SECOND RENT ADJUSTMENT. The monthly Base Rent payable by Lessee for the period beginning on first day of the thirty-first (31st) month following the Commencement Date (plus the partial month, if any, immediately following the Commencement Date) and ending on the last day of the sixtieth (60th) month following the Commencement Date (plus the partial month, if any, immediately following the Commencement Date) shall be Fifty-Four Thousand Four Hundred Seventy-Two and 42/00 Dollars ($54,472.42).

2. (B) ORIGINAL LEASE TERM- THIRD RENT ADJUSTMENT. The monthly Base Rent payable by Lessee for the period beginning on first day of the sixty-first (61st) month following the Commencement Date (plus the partial month, if any, immediately following the Commencement Date) and ending on the last day of the eighty-fourth (84th) month following the Commencement Date (plus the partial month, if any, immediately following the Commencement Date) (being the expiration of the Original Lease Term) shall be Fifty-Seven Thousand Six Hundred Seventy-Six and 68/00 Dollars ($57,676.68).

3. (A) EXTENSION OPTION. Provided that at the time of the exercise of the option to extend (i) there shall not be existing any Lessee Default or Breach (defined in Paragraph 13.1), (ii) this Lease is still in full force and effect and (iii) Lessee has neither assigned this Lease nor sublet more than fifty thousand (50,000) square feet of the Premises in the aggregate (except for an assignment or subletting permitted under Paragraph 27.2 of this Rider), Lessee shall have the right to extend the Term of this Lease in the manner hereinafter provided upon all of the same terms, conditions, covenants and agreements contained in this Lease (except for the monthly Base Rent which shall be adjusted during the option period as herein below set forth and except, further, that there shall be no option to extend the Term of this Lease beyond the extension option herein provided) for one (1) period of five (5) years. The option period is sometimes herein referred to as an "Extended Term" and sometimes hereinafter referred to as an "Extension Option". Notwithstanding anything contained in the Lease and this Rider to the contrary, in no event shall the Term be extended for more than five
          (5) years beyond the expiration of the Original Lease Term.

3. (B)(1) EXERCISE OF EXTENSION OPTION AND BASE RENT FOR EXTENDED TERM.
          If Lessee desires to exercise the Extension Option, then Lessee shall give notice to Lessor not earlier than twelve (12) months nor later than nine (9) months prior to the expiration of the Original Lease Term of Lessee's request for Lessor's quotation of the "Market Rent" for the Premises as of the commencement date of the Extended Term. For the purposes of this Rider Paragraph 3 the term "Market Rent" shall mean the monthly amount per square foot in the Premises that a willing, non-equity, tenant would pay and a willing landlord would accept at arm's length from a comparable tenant for space in a comparable building or buildings, with comparable tenant improvements, in a comparable location, giving appropriate consideration to monthly rental rates per square foot, the presence or absence of rent escalation clauses such as operating expense and tax pass-throughs, length of lease term, size and location of premises being leased, if any, and other generally applicable terms and conditions of tenancy for a similar building or buildings; provided, that the value of any improvements made or to be made to the Premises by Lessee at Lessee's expense shall not be considered for the purpose of valuing the Market Rent of the Premises and in no event shall the Market Rent for the Extended Term be less than the monthly Base Rent for the last month of the Original Lease Term.

3. (B)(2) In order to exercise its rights hereunder Lessee shall, within fifteen
          (15) days after receipt of Lessor's quotation, by written notice to Lessor either:

          (a) accept such quotation of the Market Rent as quoted by Lessor and give notice that it exercises its option to extend the Term of this Lease for the Extended Term and Lessee's occupancy of the Premises during the Extended Term shall be upon all of the same terms, conditions, covenants and agreements herein contained except that there shall be no further option to extend the Term of this Lease and except, further, that the monthly Base Rent shall be equal to and be the Market Rent.

          (b) make a request to Lessor for a broker determination (the "Broker Determination") of the Market Rent for the Extended Term, which Broker Determination shall be made in the manner set forth in Rider Paragraph 3(B)(3) below.

3. (B)(3) If Lessee timely shall have requested the Broker Determination, then in order to exercise its right to extend the Term of this Lease for the Extended Term, Lessee shall, within fifteen (15) days after receipt of the Broker Determination, give written notice to Lessor of Lessee's exercise of the Extended Term, and Lessee's occupancy of the Premises during the Extended Term shall be upon all of the same terms, conditions, covenants and agreements herein contained except that there shall be no further option to extend the Term of this Lease and except, further, that the monthly Base Rent shall be the monthly base rent determined by the Broker Determination in accordance with the provisions of Rider Paragraph 3(B)(4).

3. (B)(4) If Lessee shall have requested the Broker Determination as provided in Rider Paragraph 3(B)(2)(b) then the following procedures shall be followed. Lessee's notice requesting a Broker Determination of the Market Rent shall include the name of a commercial real estate brokerage firm selected by Lessee with at least ten (10) years experience dealing in properties of a nature and type generally similar to the Premises located in the Hayward area. Within ten (10) days after Lessor's receipt of Lessee's notice requesting a Broker Determination and stating the name of such a commercial real estate brokerage firm, Lessor shall give written notice to Lessee of Lessor's selection of a commercial real estate brokerage firm having at least the experience referred to above. Within (10) days thereafter the two
          (2) first so selected shall select a third such commercial real estate brokerage firm also having at least the experience referred to above. Within thirty (30) days after the selection of the third commercial real estate brokerage firm, the three (3) firms so selected, by majority opinion, shall notify both Lessor and Lessee in writing of their determination of the Market Rent for the Extended Term which may include provision of annual increases in rent during said term if so determined, provided, however, that if there shall be no majority option then the determination of the broker between the other two (2) brokers shall be deemed to be the determination of the brokers hereunder. However, notwithstanding anything contained in the Lease and Rider to the contrary, in no event shall the Market Rent for the Extended Term be less than the monthly Base Rent for the last month of the Original Lease Term and the Broker Determination shall be bound by the provisions of this sentence. Lessor shall pay the costs and expenses of the broker selected by it; Lessee shall pay the costs and expenses of the broker selected by it; and each of Lessor and Lessee shall pay fifty percent (50%) of the costs and expenses of the third broker.

4. SECURITY DEPOSIT Concurrently with the execution of this Lease, Lessee shall pay to Lessor a security deposit (the "Security Deposit") in the amount of Fifty-Seven Thousand Six Hundred Seventy-Six Dollars and 68/100 ($57,676.68) and Lessor shall hold the same, throughout the Term of this Lease (including the Extended Term, if applicable), unless sooner returned to Lessee as provided in this Rider Paragraph 4, as security for the performance by Lessee of all obligations on the part of Lessee to be performed under this Lease. At the option of Lessee the Security Deposit shall be in the form of either cash or an unconditional irrevocable letter of credit (the "Letter of Credit") drawn on a bank satisfactory to Lessor and otherwise upon terms satisfactory to Lessor, which Letter of Credit shall permit one or more draws thereunder to be made accompanied only by certification by Lessor that pursuant to the terms of this Lease, Lessor is entitled to apply such Letter of Credit and the proceeds thereof to Lessor's damages due to a default of Lessee under the terms and provisions of this Lease. Any Letter of Credit shall be for a term of no less than one (1) year and shall be renewed by Lessee each year thereafter and each renewal shall be delivered to and received by Lessor not later than thirty (30) days before the expiration of the then current Letter of Credit (herein called a "Renewal Presentation Date"). In the event of a failure to so deliver such renewal Letter of Credit on or before the applicable Renewal Presentation Date, Lessor shall be entitled to present the then existing Letter of Credit for payment and to receive the proceeds thereof, which proceeds shall be held by Lessor as Lessee's Security Deposit, subject to the terms of this Rider Paragraph 4. Lessor shall have the right from time to time without prejudice to any other remedy Lessor may have on account thereof, to apply the Security Deposit, or any part thereof, to Lessor's damages arising from any Default or Breach on the part of Lessee under the terms of this Lease and if the Security Deposit is in the form of the Letter of Credit, the Letter of Credit may be drawn upon by Lessor in the event of such a Default or Breach and the proceeds thereof may be so applied to such damages of Lessor. Provided that Lessee is not then in Default or Breach (without benefit of any grace periods), on the expiration of the Lease Term (as extended) and on the surrender of possession of the Premises by Lessee to Lessor at such time in the condition and manner provided for in this Lease, Lessor shall return to Lessee the Security Deposit or so much thereof as shall not have heretofore been applied in accordance with the terms of this Rider Paragraph 4. While Lessor holds the Security Deposit, Lessor shall have no obligation to pay interest on the same and Lessor shall have the right to commingle the same with Lessor's other funds. No part of the Security Deposit shall be considered to be prepayment for any monies to be paid by Lessee under this Lease. If Lessor conveys Lessor's interest under this Lease, the Security Deposit, or any part thereof not previously applied, shall be turned over by Lessor to Lessor's grantee for proper application of the Security Deposit in accordance with the terms of this Paragraph and the return thereof in accordance herewith.

          Neither the holder of a mortgage nor the lessor in a ground lease on property which includes the Premises shall ever be responsible to Lessee for the return or application of the Security Deposit, whether or not it succeeds to the position of Lessor hereunder, unless the same shall have been received in hand by such holder or ground lessor.

          If the Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore the Security Deposit to the full amount and Lessee's failure to do so shall be a Breach of this Lease.

5. USE. Notwithstanding anything contained in this Lease, Lessee shall be solely responsible for obtaining and maintaining in full force and effect such permits, licenses, approvals, special permits and other governmental authorizations, if any, as shall be required for Lessee's use of the Property, the Building, the Premises and the Industrial Center by Applicable Requirements (except that Lessor shall be responsible for obtaining any applicable certificate of occupancy required for Lessee's initial occupancy of the Premises, except for any requirements necessitated because of Lessee Improvements) and the failure or inability of Lessee to obtain any such permits, licenses, approvals, special permits and other governmental authorizations shall in no way (i) constitute a breach or default of Lessor, (ii) give Lessee any right to an abatement, offset or other reduction in monthly Base Rent, other rent or other charges payable under this Lease or
          (iii) give Lessee any right to terminate this Lease.

6. BROKERAGE. Lessor and Lessee each warrants and represents for the benefit of the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, and that it knows of no real estate broker or agent who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease, except for BT Commercial Real Estate and Warehouse Properties, Inc. (collectively, the "Broker"). Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made by any broker or individual other than the Broker for commissions or fees resulting from the actions of the indemnifying party in connection with this Lease. Lessor agrees that it shall be solely responsible for the payment of a brokerage commission to the Broker in connection with this Lease.

7. (A) IMPROVEMENTS. Subject to delays due to governmental regulation, unusual scarcity of or inability to obtain labor or materials, labor difficulties, casualty or other causes reasonably beyond Lessor's control (collectively "Lessor's Force Majeure") or attributable to Lessee's action or inaction (including, without limitation, the activities of Lessee prior to the Commencement Date permitted by Rider Paragraph 1), Lessor shall use reasonable speed and diligence in the construction of the work for and respecting the Premises described in Exhibit F attached hereto ("Lessor's Work"), but Lessee shall have no claim against Lessor for Lessor's failure so to complete Lessor's Work, except for the right to terminate this Lease, without further liability to either party, in accordance with the provisions of Rider Paragraph 7(B).

          The Premises shall be treated as having been "Substantially Complete" on the date on which Lessor's Work has been completed except for items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Lessee's use of the Premises (i.e. so-called "punch list items").

          Lessor shall complete as soon as conditions practically permit all punch list items and Lessee shall cooperate with Lessor in providing access as may be required to complete such work in a normal manner.

          Lessee agrees that no delay by it, or anyone employed by it, in performing work to prepare the Premises for occupancy (including, without limitation, the activities of Lessee prior to the Commencement Date permitted by Rider Paragraph 1) shall delay commencement of the Term or the obligation to pay rent, regardless of the reason for such delay or whether or not it is within the control of Lessee or any such employee. No such delay caused by Lessee or anyone employed by it shall be deemed to have occurred unless and until Lessor has given written notice to Lessee specifying the action or inaction which Lessor contends constitutes such a delay. If such action or inaction is not cured within one (1) business day after Lessee's receipt of such notice, then a Lessee delay, as set forth in such notice, shall be deemed to have occurred commencing as of the date Lessee received such notice and continuing for the number of days the Substantial Completion of the Premises was in fact delayed as a direct result of such action or inaction.

7. (B) If Lessor shall have failed substantially to complete Lessor's Work on or before the date which is one hundred twenty (120) days subsequent to the date of this. Lease set forth in Paragraph 1.1 of this Lease (which date shall be extended automatically for such periods of time as Lessor is prevented from proceeding with or completing the same by reason of "Lessor's Force Majeure" (as defined in Rider Paragraph 7
          (A)) or any act or failure to act of Lessee which interferes with Lessor's construction of the Lessor's Work, including, without limitation, the activities of Lessee prior to the Commencement Date permitted by Rider Paragraph 1, without limiting Lessor's other rights on account thereof), Lessee shall have the right to terminate this Lease by giving notice to Lessor of Lessee's desire so to do within thirty (30) days after such date; and, upon the giving of such notice, the term of this Lease shall cease and come to an end without further liability or obligation on the party of either party unless, within thirty (30) days after receipt of such notice, Lessor Substantially Completes Lessor's Work; and such right of termination shall be Lessee's sole and exclusive remedy for Lessor's failure so to complete such work within such time.

7. (C)    Except as provided in this Rider Paragraph 7 and in Paragraphs 2.2 and
          2.3 of the Lease, the Premises shall be delivered to Lessee and Lessee hereby accepts the

          Premises in their condition as of the Commencement Date, subject to Applicable Requirements and the terms and provisions of this Lease and the Exhibits attached hereto and all matters disclosed thereby and Lessor shall have no obligations to perform any additions, alterations, improvements or demolition in the Premises.

7. (D) Lessor, at Lessor's expense, shall be responsible for (i) Lessor's Work complying on the Commencement Date with the requirements of Title III of the Federal Americans With Disabilities Act of 1993 (the "ADA") in effect on the Commencement Date and (ii) performing any other alterations, improvements or modifications required by Title III of the ADA in effect as of the Commencement Date because of the performance of Lessor's Work; provided, however, that notwithstanding the foregoing, Lessee, at Lessee's expense, shall be responsible for
          (i) any improvements performed by or for Lessee or any assignee or subtenant of Lessee other than Lessor's Work (collectively "Lessee Improvements") complying with Title III of the ADA and (ii) compliance with the ADA required because of "Lessee's Specific Use of the Premises" (as defined below) or Lessee Improvements. The term "Lessee's Specific Use of the Premises" as used in this Lease shall not refer to the general warehouse and distribution and ancillary office use of the Premises, but shall refer to the specific products and operations Lessee and any assignee and subtenant of Lessee use in the Premises and the manner in which Lessee and any assignee and subtenant of Lessee use such products and conduct such operations.

7. (E) Notwithstanding the foregoing, Lessor shall only perform those portions of Lessor's Work described in Exhibit F-l ("Lessee's Special Work") if within seven (7) days after the date of this Lease Lessee authorizes Lessor to perform Lessee's Special Work for a price which is reasonably acceptable to Lessee ("Lessee's Special Work Cost"). Lessor's Work shall be performed at Lessor's expense, except for Lessee's Special Work, for which Lessee shall reimburse Lessor, as rent, Lessee's Special Work Cost on or before the date which is thirty
          (30) days subsequent to the Commencement Date.

8. INSERT TO PARAGRAPHS 2.3, 2.8 AND 6.3: ", including, without limitation, the Declaration of Covenants and Restrictions attached hereto as Exhibit D (the "Exhibit D Covenants"),"

9. INSERT TO PARAGRAPH 6.2 (a); "Neither Lessee nor any assignee, subtenant, agent, independent contractor, contractor, employee, servant, invitee, customer, client, supplier, shipper or any other individual or entity that enters upon the Premises, the Building, the Property or the Industrial Center by, through or under Lessee (individually, a "Lessee Party", collectively, "Lessee Parties")"

10. INSERT TO PARAGRAPH 6.2(c): "Lessee or any Lessee Party or under the control of Lessee or any Lessee Party."

11.       INSERT TO PARAGRAPH 6.2(c) PARAGRAPH 8.7 AND PARAGRAPH 8.8:
          "or any Lessee Party"

12.       INTENTIONALLY OMITTED.

13.       INTENTIONALLY OMITTED.

14. INSERT TO PARAGRAPH 7.1(b): "If Lessor reasonably determines that any such contract fails to satisfy the requirements of this Lease, within fifteen (15) business days after Lessor notifies Lessee of such failure, Lessee shall deliver to Lessor a substitute contract which complies with such requirements."

15. INSERT TO PARAGRAPH 7.3(b): "Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises, whether before or during the Term of this Lease, except in each instance in accordance with plans and specifications therefore first submitted to and approved by Lessor, which approval shall not be withheld unreasonably or delayed. Lessor shall not be deemed unreasonable for withholding its approval of any alterations, improvements or additions which (a) would involve or affect any structural or exterior element of the Building, the Premises or the Industrial Center: (b) increase or decrease the size of the Building, the Premises or the Industrial Center or otherwise change the exterior of the Building or the Premises; (c) adds any other buildings, structures or improvements;
          (d) would affect any Utility Installation or utility service, line or conduit serving the Building, the Premises or the Industrial Center; or (e) will require unusual expense to readapt the Building, the Premises or the Industrial Center to normal warehouse and/or distribution use upon the termination of this Lease. Lessor's review and approval of any such plans and specifications and consent to perform work described therein shall not be deemed an agreement by Lessor that such plans, specifications and work conform with Applicable Requirements nor deemed a waiver of Tenant's obligations under this Lease with respect to Applicable Requirements nor impose any liability or obligation upon Lessor with respect to the completeness, design sufficiency or compliance of such plans, specifications and work with Applicable Requirements. All consents given by Lessor shall be deemed conditioned on Lessee prior to commencing any such work, (i) acquiring all requisite permits, licenses and approvals to do so from appropriate governmental authorities and bodies and other bodies; (ii) delivering to Lessor a statement of the names and addresses of all its contractors and subcontractors and evidence satisfactory to Lessor that all of such contractors and subcontractors are currently licensed by the appropriate governmental authorities to perform such work and the estimated costs of all labor and materials to be furnished by them; (iii) causing each contractor and subcontractor to carry workmen's compensation insurance in statutory amounts covering all contractor's and subcontractor's employees and comprehensive general liability insurance with such limits as Lessor may require reasonably, but in no event less than $2,000,000.00 combined single limit (and property damage) with such insurance to be written in companies approved reasonably by Lessor and insuring Lessor and Lessee as well as the contractors and subcontractors and delivering to Lessor certificates of all such insurance; and (iv) complying with all conditions and requirements of said permits, licenses and approvals in a prompt and expeditious manner. Lessee covenants and agrees that any Alterations and Utility Installations made by it to or upon the Premises shall be done in a good and workmanlike manner and in compliance with all Applicable Requirements now or hereafter in force and that materials of first and otherwise good and sufficient quality shall be employed therein."

16. INSERT TO PARAGRAPH 8.3(a): "(including, without limitation, the peril of flood and, at Lessor's option, the peril of earthquake, provided that only fifty percent (50%) of increases in the premium for earthquake insurance above the Base Premium shall be included in the Insurance Cost Increase)"

17.       INTENTIONALLY OMITTED.

18. INSERT TO PARAGRAPH 8.3(a): "Lessor may also maintain such other insurance as may be required by any ground lessor or the holder of any mortgage or deed of trust upon the Building, the Property, the Premises or the Industrial Center or Lessor's interest therein and any such insurance shall be deemed to be "Required Insurance.""

19. INSERT TO PARAGRAPH 8.4: "and other fixtures and equipment, goods, wares, merchandise, products"

20.       INSERT TO PARAGRAPH 8.5: "to be maintained by Lessee"

21. INSERT TO PARAGRAPH 8.5: "With respect to any insurance required to be maintained by Lessee under this Lease,"

22. INSERT TO PARAGRAPH 8.8: "Trade Fixtures and other fixtures and equipment, Lessee Owned Alterations and Utility Installations, products"

23. INSERT TO PARAGRAPH 9.3 AND 9.5: "as of the date specified in Lessor's notice, which shall not be less than thirty (30) days nor more than sixty (60) days after the giving of such notice"

24. INSERT TO PARAGRAPH 9.4: "Lessor may, at Lessor's option by written notice to Lessee given within forty five (45) days after the occurrence of such damage or destruction, either elect (i) to repair such damage as soon as reasonably practicable under the circumstances with (but only to the extent of) the insurance proceeds, in which case this Lease shall continue in force or (ii) to cancel and terminate this Lease as of a date set forth in said notice which shall be not earlier than thirty (30) days nor later than sixty (60) days from the date of said notice, in which case this Lease shall terminate as of the date so set forth in Lessor's notice."

25.       INSERT AT END OF PARAGRAPH 9.9:

          "9.10 COMPLETION OF RESTORATION. Where Lessor is obligated or elects to effect restoration of the Premises pursuant to the provisions of any subdivisions of Paragraph 9 of this Lease, unless such restoration is completed within one hundred fifty
                 (150) days after the date of the occurrence of the damage or destruction, such period to be subject, however, to extensions of (i) no more than sixty (60) days in the aggregate where the delay in completion of such work is due to Lessor's Force Majeure and (ii) one (1) day for each day after the tenth
                 (10th) day but prior to the thirtieth (30th) day after the effective date of "Lessor's Restoration Notice" (as described below) that Lessee does not notify Lessor that Lessee waives "Lessee's Restoration Notice Termination Right" (as described below), Lessee shall have the right to terminate this Lease exercised by the giving of notice to Lessor at any time within the time period from the expiration of such one hundred fifty
                 (150) day period (as extended pursuant to the provisions of this Paragraph 9.10)) until the date which is thirty (30) days subsequent to the expiration of such one hundred fifty (150) day period (as so extended), such termination to take effect as of the thirtieth (30th) day after the date of receipt by Lessor of Lessee's notice, with the same force and effect as if such date were the date originally established as the expiration date hereof unless, within such thirty (30) day period such restoration is substantially completed, in which case Lessee's notice of termination shall be 6f no force and effect and this Lease and the Lease Term shall continue in full force and effect. If Lessor shall determine within such one hundred fifty
                 (150) day (as extended) period that such restoration shall not be substantially completed within such one hundred fifty (150) day (as extended) period, Lessor shall notify ("Lessor's Restoration Notice") Lessee within thirty (30) days after such determination and Lessor may with such notice elect to terminate this Lease as of a date set forth in such notice which shall not be earlier than thirty (30) days nor later than sixty (60) days from the date of said notice, in which case this Lease shall terminate as of the date so set forth in Lessor's notice. If Lessor shall give Lessor's Restoration Notice but shall not so terminate this Lease, Lessee shall have the right ("Lessee's Restoration Notice Termination Right") by notice to Lessor within thirty (30) days after Lessor's notice to terminate this Lease, whereupon this Lease shall terminate as of the date of Lessee's notice with the same force and effect as if such date were the date originally established as the expiration date hereof For the purposes of this Paragraph 9.10, a restoration shall be substantially completed if it is "Substantially Complete" except for "punch list items" (as such terms are defined in Rider Paragraph 7.


          9.11 GENERAL. Notwithstanding anything contained in this Paragraph 9 or any other provision of this Lease to the contrary, (i) if there is damage or destruction to the Premises, the Building, the Property or the Industrial Center which is caused by Lessee or any Lessee Party, Lessor shall have the right to recover Lessor's damages from Lessee, except as released and waived in Paragraph 8.6, (ii) Lessor's obligation to restore or repair shall be subject to the rights of any ground lessor or the holders of any mortgage or deed of trust on the Premises, the Building, the Property or the Industrial Center or Lessor's interest therein, (iii) Lessor shall not be obligated to expend for any repair or restoration any amount in excess of the net insurance proceeds available to Lessor plus any deductible amount applicable to such insurance proceeds, (iv) Lessor's obligations for any repair or restoration, including, without limitation, the commencement of any repair or restoration as required by Paragraph 9.6(b), shall be subject to, and Lessor's time for performance shall be extended by, delays due to governmental regulation, unusual scarcity of or inability to obtain labor or materials, labor difficulties, casualty or other causes reasonably beyond Lessor's control (collectively, "Lessor's Force Majeure") and (v) Lessee shall in no event have any right to reimbursement from Lessor for any funds spent by Lessee to repair any damage or destruction."

26.       INTENTIONALLY OMITTED.

27.       ASSIGNMENT AND SUBLETTING.

27.1 RESTRICTIONS ON TRANSFER. Except as otherwise expressly provided herein, Lessee covenants and agrees that it shall not assign, mortgage, pledge, hypothecate or otherwise transfer this Lease and/or Lessee's interest in this Lease or sublet (which term, without limitation, shall include granting of concessions, licenses or the like) the whole or any part of the Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed in accordance with the provisions of Rider Paragraphs 27.1 through 27.7. Any assignment, mortgage, pledge, hypothecation, transfer or subletting not expressly permitted in or consented to by Lessor in accordance with Rider Paragraphs 27.1 through 27.7 shall be void, ab initio; shall be of no force and effect; and shall confer no rights on or in favor of third parties. In addition, Lessor shall be entitled to seek specific performance of or other equitable relief with respect to the provisions hereof

27.2 EXCEPTIONS FOR PARENT OR SUBSIDIARY. Notwithstanding the foregoing provisions of Rider Paragraph 27.1 above and the provisions of Rider Paragraphs 27.3, 27.4 and 27.6 below, but subject to the provisions of Rider Paragraphs 27.5 and 27.7 below, Lessee shall have the right to assign this Lease or to sublet the Premises (in whole or in part) to any parent or subsidiary corporation of Lessee or to any corporation into which Lessee may be converted or with which it may merge, provided that the entity to which this Lease is so assigned or which so sublets the Premises has a credit worthiness (e.g. assets and capitalization) and net worth (which shall be determined on a pro forma basis using generally accepted accounting principles consistently applied and using the most recent financial statements) which is sufficient to perform the obligations of Lessee under the Lease applicable to the Premises in the case of an assignment and applicable to the portion of the Premises proposed to be sublet in the case of a sublease.

27.3 SUBLEASE OF A PORTION OF SPACE. Notwithstanding the provisions of Rider Paragraph 27.1 above but subject to the provisions of this Rider Paragraph 27.3 and the provisions of Rider Paragraphs 27.5, 27.6 and
          27.7 below, Lessee may sublease less than fifty thousand (50,000) square feet of the floor area of the Premises in the aggregate provided that in each instance Lessee first obtains the express prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Lessor shall not be deemed to be unreasonably withholding its consent to such a proposed subleasing if:

          (a) the proposed sublessee is not of a character consistent with the operation of the Building, or

          (b) the proposed sublessee is not of good character and reputation, or

          (c) the proposed sublessee does not possess adequate financial capability to perform the Lessee's obligations as and when due or required with respect to the portion of the Premises proposed to be sublet, or

          (d) the sublessee proposes to use the Premises (or part thereof) for a purpose other than the purpose for which the Premises may be used as stated in Paragraph 1.8 hereof, or

          (e) the nature of the proposed subtenant's use of the Premises would involve any increased risk of the use, release or mishandling of Hazardous Substances, or

          (f) there shall be existing any Default or Breach of Lessee (defined in Paragraph 13.1).



27.4 SUBSTANTIAL SUBLEASING OR ASSIGNMENT. Notwithstanding the provisions of Rider Paragraph 27.1 above, but subject to the provisions of this Rider Paragraph 27.4 and the provisions of Rider Paragraphs 27.5, 27.6 and 27.1 below, Lessee covenants and agrees not to assign this Lease or sublet fifty thousand (50,000) square feet of more of the floor area of the Premises in the aggregate (which shall be deemed to include, without limitation, any proposed subleasing which together with prior subleasings would result in an area equal to or greater than fifty thousand (50,000) square feet of the floor area of the Premises in the aggregate being the subject of one or more subleases) without, in each instance, having first obtained the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Lessor shall not be deemed to be unreasonably withholding its consent to such a proposed assignment or subleasing if:



          (a) the proposed assignee or sublessee is not of a character consistent with the operation of the Building, or

          (b) the proposed assignee or sublessee is not of good character and reputation, or

          (c) the proposed assignee or sublessee does not possess adequate financial capability to perform the Lessee's obligations as and when due or required, or

          (d) the assignee or sublessee proposes to use the Premises (or part thereof) for a purpose other than the purpose for which the Premises may be used as stated in Paragraph 1.8 hereof, or

          (e) the nature of the proposed assignee of subtenant's use of the Premises would involve any increased risk of the use, release or mishandling of Hazardous Substances, or

          (f) there shall be existing any Default or Breach of Lessee (defined in Paragraph 13.1), or

          (g) in the case of a proposed assignment (not including any assignment pursuant to Rider Paragraph 27.2), Lessor elects, at its option, by notice given within thirty (30) days after receipt of Lessee's notice given pursuant to Paragraph 27.5 below, to terminate this Lease as of the proposed effective date of such assignment as set forth in Lessee's notice to Lessor pursuant to Rider Paragraph 27.5; provided, however, that upon such termination date, all of Lessor's and Lessee's obligations relating to the period after such termination date (but not those relating to the period before such termination date) shall cease, or

          (h) in the case of a proposed subleasing which together with prior subleasings would result in an area equal to fifty thousand (50,000) square feet or more of the Premises in the aggregate being the subject of one or more subleases (not including any subleases pursuant to Rider Paragraph 27.2), Lessor elects, at its option, by notice given within thirty (30) days after receipt of Lessee's notice given pursuant to Rider Paragraph 27.5 below, to terminate this Lease as to such portions of the Premises proposed to be sublet which would, if sublet, result in an area greater than fifty thousand (50,000) square feet of the Premises being sublet (herein called the "Terminated Portion of the Premises") as of the proposed effective date of such sublease as set forth in Lessee's notice to Lessor pursuant to Rider Paragraph 27.5; provided, however that upon such termination date, all of Lessor's and Lessee's obligations as to the Terminated Portion of the Premises relating to the period after such termination date (but not those relating to the period before such termination date) shall cease and provided, further, that this Lease shall remain in full force and effect as to the remainder of the Premises, except that from and after the termination date the floor area of the Premises shall be reduced to be the floor area of the remainder of the Premises and the definition of floor area of the Premises shall be so amended and after such termination all references in this Lease to the "Premises" or the "floor area of the Premises" shall be deemed to be references to the remainder of the Premises and accordingly Lessee's payments for monthly Base Rent and Lessee's Share of Common Area Operating Expenses shall be reduced on a pro rata basis to reflect the size of the remainder of the Premises, and provided further that Lessor shall have the right to make such alterations and improvements as may be required to separately demise the Terminated Portion of the Premises.

27.5 LESSEE'S NOTICE. Lessee shall give Lessor notice of any proposed sublease or assignment, and said notice shall specify the provisions of the proposed assignment or subletting, including (a) the name and address of the proposed assignee or sublessee, (b) in the case of a proposed assignment or subletting pursuant to Rider Paragraphs 27.3 or 27.4, such information as to the proposed assignee's or proposed sublessee's net worth and financial capability and standing as may reasonably be required for Lessor to make the determination referred to in Rider Paragraphs 27.3 or 27.4 above (provided, however, that Lessor shall hold such information confidential having the right to release same to its officers, accountants, attorneys and mortgage lenders on a confidential basis), (c) all of the terms and provisions upon which the proposed assignment or subletting is to be made, including, without limitation, the proposed effective date of such assignment or subletting, (d) in the case of a proposed assignment or subletting pursuant to Rider Paragraphs 27.3 or 27.4, all other information necessary to make the determination referred to in Rider Paragraphs 27.3 or 27.4 above and (e) in the case of a proposed assignment or subletting pursuant to Rider Paragraph 27.2, such information as may be reasonably required by Lessor to determine that such proposed assignment or subletting complies with the requirements of said Rider Paragraph 27.2.

          If Lessor shall consent to the proposed assignment or subletting, as the case may be, then, in such event, Lessee may thereafter sublease the Premises (in whole or part) or assign pursuant to Lessee's notice, as given hereunder; provided, however, that if such assignment or sublease shall not be executed and delivered to Lessor within ninety
          (90) days after the date of Lessors consent, the consent shall be deemed null and void and the provisions of Rider Paragraphs 27.3 and
          27.4 shall be applicable.

27.6 PROFIT ON SUBLEASING OR ASSIGNMENT. In addition, in the case of any assignment or subleasing as to which Lessor may consent (other than an assignment or subletting permitted under Rider Paragraph 27.2 hereof) such consent shall be upon the express and further condition, covenant and agreement, and Lessee hereby covenants and agrees that, in addition to the monthly Base Rent, other rent (including, without limitation, payments for insurance premiums and real estate taxes) and other charges to be paid pursuant to this Lease, fifty percent (50%) of the "Assignment/Sublease Profits" (hereinafter defined), if any, shall be paid to Lessor.

          The "Assignment/Sublease Profits" shall be the excess, if any, of (a) the "Assignment/Sublease Net Revenues" as hereinafter defined over (b) the monthly Base Rent, other rent (including without limitation, payments for insurance premiums and real estate taxes) and other charges provided in this Lease (provided, however, that for the purpose of calculating the Assignment/Sublease Profits in the case of a sublease, appropriate proportions in the applicable monthly Base Rent, other rent (including, without limitation, payments for insurance premiums and real estate taxes) and other charges under this Lease shall be made based on the percentage of the Premises subleased and on the terms of the sublease). The "Assignment/Sublease Net Revenues" shall be the monthly Base

          Rent, other rent (including, without limitation, payments for insurance premiums and real estate taxes) and all other charges and sums payable either initially or over the term of the sublease or assignment plus all other profits and increases to be derived by Lessee as a result of such subletting or assignment, less the reasonable costs of Lessee incurred for brokerage commissions, legal fees and tenant improvements in connection with such subleasing or assignment amortized over the term of the sublease or assignment.

          All payments of the Assignment/Sublease Profits due to Lessor shall be made within ten (10) business days of receipt of same by Lessee.

27.7 ADDITIONAL CONDITIONS. (A) It shall be a condition of the validity of any assignment or subletting of right under Rider Paragraph 27.2 above, or consented to under Rider Paragraph 27.4 above, that the assignee or sublessee agrees directly with Lessor, in form reasonably satisfactory to Lessor, to be bound by all the obligations of the Lessee hereunder, including, without limitation, the obligations to pay the monthly Base Rent, other rent, (including, without limitation, payments for insurance premiums and real estate taxes), and other amounts provided for under this Lease (but in the case of a partial subletting, such sublessee shall agree on a pro rata basis to be so bound) including the provisions of Rider Paragraphs 27.1 through 27.7 hereof but such assignment or subletting shall not relieve the Lessee named herein of any of the obligations of the Lessee hereunder, and Lessee shall remain fully and primarily liable thereof.

          (B) As other rent, Lessee shall reimburse Lessor promptly for reasonable out of pocket legal and other expenses incurred by Lessor in connection with any request by Lessor for consent to assignment or subletting.

          (C) If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Lessee, after the occurrence of a Lessee Breach or Default Lessor may upon prior notice to Lessee, at any time and from time to time, collect monthly Base Rent, other rent (including, without limitation, payments for insurance premiums and real estate taxes), and other charges from the assignee, sublessee or occupant and apply the net amount collected to the monthly Base Rent, other rent (including, without limitation, payments for insurance premiums and real estate taxes), and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or a waiver of the provisions of Rider Paragraphs 27.1 through 27.7 hereof or the acceptance of the assignee, sublessee or occupant as a lessee or a release of Lessee from the further performance by Lessee of covenants on the part of Lessee herein contained, the Lessee herein named to remain primarily liable under this Lease.

          (D) The consent by Lessor to an assignment or subletting under any of the provisions of Rider Paragraphs 27.2 or 27.4 shall in no way be construed to relieve Lessee from obtaining the express consent in writing to Lessor to any further assignment or subletting.

          (E) Lessor shall have no liability to Lessee or to any proposed transferee in damages if it is adjudicated that Lessor's consent has been unreasonably withheld and such unreasonable withholding of consent constitutes a breach of this Lease or other duty to Lessee, the proposed transferee or any other person on the part of Lessor. In such event, Lessee shall not have the right to terminate this Lease, and Lessee's sole remedy shall tie to have the proposed transfer declared valid as if Lessor's consent had been duly and timely given.

28. INSERT TO PARAGRAPH 13.1: "(h) Any other matter deemed to be a Breach by the terms of this Lease."

29. INSERT TO PARAGRAPH 14: ",but this Lease shall terminate only as to the portion so taken and this Lease shall continue in full force and effect as to that portion not so taken except as hereinafter provided."

30. INSERT TO PARAGRAPH 14: ", provided that such award does not affect the amount of the award otherwise recoverable by Lessor from the condemning authority if such authority's method of calculation of the award results in Lessor's award being reduced because of any award to Lessee."

31. INSERT TO PARAGRAPH 14: "Notwithstanding anything contained in this Paragraph 14 or any other provisions of this Lease to the contrary,
          (i) Lessor's obligations to repair or restore in the event of a condemnation are subject to (i) the rights of and the availability of any condemnation award from, any ground lessor or the holder of any mortgage or deed of trust covering the Premises, the Building, the Property or the Industrial Center or Lessor's interest therein and
          (ii) Lessor's Force Majeure."

32. INSERT TO PARAGRAPH 16.1. "(a) Lessee shall at any time upon not less than fifteen (15) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults or breaches on the part of Lessor hereunder, or specifying such defaults or breaches if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser, financier, ground lessor or encumbrancer of the Premises, the Building, the Land or the Industrial Center or Lessor's interest therein.

          (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a Breach by Lessee under this Lease and/or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults or breaches in Lessor's performance, and (iii) that not more than one (1) month's rent has been paid in advance."

33. INSERT TO PARAGRAPH 17: "In addition to the foregoing provisions, Lessee specifically agrees to look solely to Lessor's then equity interest in the Property and the income therefrom at the time owned, or in which Lessor holds an interest as ground lessee, for recovery of any judgment from Lessor, it being specifically agreed that neither Lessor (original or successor), nor any partner of Lessor nor any trustee or beneficiary of any trust of which any person holding Lessor's interest is trustee, shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to Lessee. Further, Lessor shall not be liable for any indirect or consequential damages."

34. NOTICES AND TIME FOR ACTION. Whenever, by the terms of this Lease, notice shall or may be given either to Lessor or to Lessee such notices shall be in writing and shall be sent by hand, registered or certified mail, or overnight or other commercial courier, postage or delivery charges, as the case may be, prepaid as follows:

               If intended for Lessor, addressed to Lessor at the address set forth in Paragraph 1.1 of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Lessor by like notice).

               If intended for Lessee, addressed to Lessee at the address set forth in Paragraph 1.1 of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Lessee by like notice).

          Except as otherwise provided herein, all such notices shall be effective when received; provided, that (i) if receipt is refused, notice shall be effective upon the first occasion that such receipt is refused or (ii) if the notice is unable to be delivered due to a change of address of which no notice was given, notice shall be effective upon the date such delivery was attempted.

          Time is of the essence with respect to any and all notices and periods for giving of notice or taking any action thereto under this Lease.

35. INSERT TO PARAGRAPH 26: "Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. Any holding over by Lessee after the expiration of the term of this Lease shall be treated as a tenancy at sufferance at one hundred fifty percent (150%) the monthly Base Rent herein (prorated on a daily basis) and shall otherwise be on the terms and conditions set forth in this Lease, as far as applicable; provided, however, that neither the foregoing nor any other term or provision of this Lease shall be deemed to permit Lessee to retain possession of the Premises or hold over in the Premises after the expiration or earlier termination of the Lease Term."

36. INSERT TO PARAGRAPH 34. "Notwithstanding any consent to a sign by Lessor, prior to installing a sign approved by Lessor, Lessee shall comply with all Applicable Requirements, including, without limitation, sign bylaws and the Exhibit D Restrictions and shall deliver to Lessor copies of the applicable permits and the approval of such sign as given by the Plan Approving Agent under the Exhibit D Restrictions. Any such sign shall be maintained by Lessee, at Lessee 5 sole cost and expense, in good order, condition and repair and Lessee shall do no damage to the Premises, the Building and the Industrial Center in connection with the installation, repair and maintenance of such sign and shall repair any such damage done, any damage caused by the failure to properly install, repair and maintain such sign and any damage. caused by the removal of any such sign. Upon the occurrence of a Breach of Lessee, Lessor, at Lessor's option and at Lessee's expense, may remove any such sign."

37.       INTENTIONALLY OMITTED

38.       INTENTIONALLY OMITTED.

39. TERMINOLOGY. (a) Wherever in this Lease the Term "Landlord" is used it shall be deemed to mean "Lessor" and wherever in this Lease the Term "Tenant" is used it shall be deemed to mean "Lessee."

          (b) Whenever in the Lease or in this Rider (i) the term "mortgagee" is used it shall be deemed to also mean the beneficiary of a deed of trust and (ii) the term mortgage'' is used it shall be deemed to also mean deed of trust.''

40. INSERT TO PARAGRAPH 4.2: "(e) Notwithstanding the foregoing, no decrease in Common Area Operating Expenses shall result in a reduction in the amount otherwise payable by Lessee to the extent said decrease is attributable to vacancy and no other cause.

          (f) Notwithstanding the foregoing, if Lessor shall spend any amount included within Common Area Operating Expenses or perform any obligation of Lessor under Paragraph 7.2 of this Lease or otherwise because of damage to the Premises, the Building, the Property or the Industrial Center, including, without limitation, the parking lots and areas, the truck storage drop off and other truck areas, loading areas and loading doors, caused by Lessee or its employees, agents, servants, independent contractors, drivers, haulers or hauling agents, shipping companies, delivery companies, carriers, customers or clients or any Lessee Party, Lessee shall be responsible for one hundred percent (100%) of the cost thereof to the extent such cost is not actually covered by insurance maintained by Lessor, which cost (including any deductible under any such insurance) shall be payable as rent hereunder within fifteen (15) days after Lessor bills Lessee therefor. If Lessee fails to pay such costs as provided above, Lessor shall have the same remedies for such non-payment as Lessor has for the non-payment of rent hereunder.

          (g) Notwithstanding the foregoing, Common Area Operating Expenses shall not include for the purposes of this Lease the cost of performing Lessor's obligations under Paragraph 7.2 of this Lease for the foundation and structural components of the Building.

          (h) Notwithstanding the foregoing, Common Area Operating Expenses shall not include for the purposes of this Lease the cost of replacing the roof on the Building and Lessee's Share of Common Area Operating Expenses for each calendar year during the Lease Term for performing Lessor's other obligations under Paragraph 7.2 of this Lease for the roof ("Lessor's Roof Maintenance Costs") during such calendar year shall not exceed the applicable "Maximum Roof Maintenance Cost" (as hereinafter defined) for such calendar year. The "Maximum Roof Maintenance Cost" for the first calendar year during the Lease Term shall be Two Thousand Dollars ($2,000.00) (the "Initial Maximum Roof Maintenance Cost"). The "Maximum Roof Maintenance Cost" for each subsequent calendar year during the Lease Term shall be the difference between (i) the product of (x) the number of calendar years from the Commencement Date through the end of such subsequent calendar year multiplied by (y) the Initial Maximum Roof Maintenance Cost, minus
          (ii) the total cumulative amount of Lessor's Roof Maintenance Costs from the Commencement Date through the end of such subsequent calendar year (the "Total Roof Maintenance Costs"), provided for the purpose of calculating the Total Roof Maintenance Costs no amount expended by Lessor for Lessor's Roof Maintenance Costs in any calendar year in excess of Two Thousand Dollars ($2,000.00) shall be included; provided, further, in no event shall such difference be less than zero.

          (i) Notwithstanding the foregoing, the following shall not constitute Common Area Operating Expenses for the purposes of this Lease:

               (i) Leasing fees or commissions, advertising and promotional expenses, legal fees, the cost of tenant improvements, build out allowances, moving expenses, assumption of rent under existing leases and other concessions incurred in connection with leasing space in the Building;

               (ii) All capital expenditures and depreciation, except as otherwise explicitly provided in this Lease;

               (iii) The cost of repairs or replacements incurred by reason of fire or other casualty other than costs not in excess of the deductible on any insurance maintained by Lessor;

               (iv) Damage and repairs to the extent necessitated by the gross negligence or willful misconduct of Lessor, Lessor's employees, agents or contractors;

               (v) The cost of any item or service to the extent to which Lessor is actually reimbursed or compensated by insurance, any warranty, any tenant, or third party;

               (vi) Executive salaries of Lessor, salaries of service personnel to the extent that such service personnel perform services not solely in connection with the management, operation, repair or maintenance of the Building or the Common Areas;

               (vii) The general overhead and administrative expenses of the home office of Lessor not related to the Building;

               (viii) Interest on indebtedness, debt amortization, ground rent, and refinancing costs for any mortgage or ground lease of the Building, Property and/or the Industrial Center.

               (ix) Legal, auditing, consulting and professional fees and other costs, (other than those legal, auditing, consulting and professional fees and other costs incurred in connection with the normal and routine maintenance and operation of the Building, Property and/or the Industrial Center) paid or incurred in connection with financings, refinancings or sales of Lessor's interest in the Building, Property and/or the Industrial Center;

               (x) Legal expenses in enforcing the terms of any lease or defending Lessor's title to the Building, the Property and/or the Industrial Center;

               (xi)   Charitable or political contributions;

               (xii) The cost of testing, redemption or removal of Hazardous Substances in or on the Building, the Property or the Industrial Center;

               (xiii) Penalties and interest for late payment of any
                      obligations of Landlord, including, without limitation, taxes, insurance, and other past due amounts;

               (xiv) Property management fees in excess of reasonable fees given the location of the Building, the type of occupancy and the services rendered; and

               (xv) Any advertising, promotional or marketing expenses for the Building.

          (j) Notwithstanding the foregoing, Lessee's Share of Common Area Operating Expenses for the deductible amount under any policy of earthquake insurance shall not exceed Seventy-Five Thousand Dollars ($75,000.00) for any individual earthquake casualty, and if Lessee's Share of such deductible exceeds one (1) month of monthly Base Rent payable under this Lease at the time of such earthquake casualty, Lessee shall pay the portion of Lessee's Share of such deductible equal to such monthly Base Rent when billed by Lessor therefor in accordance with Paragraph 4.2 of the Lease, and the amount of such deductible in excess of such monthly Base Rent (but not including any amount in excess of Seventy-Five Thousand Dollars ($75,000.00)), plus interest from the date of the expenditure of such deductible at the Specified Rate, shall be paid by Lessee, as rent, in equal monthly installments over the remainder of the Lease Term in the same manner and at the same time applicable to the payment of Common Area Operating Expenses."

41. RIGHT OF FIRST OFFER. As of the date of this Lease, the approximately 60,000 square feet of space in the Building not included in the Premises and shown on Exhibit A attached hereto as the First Offer Space (the "First Offer Space") is leased to Viking Office Products, Inc. ("Viking") pursuant to a lease dated January 5, 1996 (the "Viking Lease"). The Viking Lease and any amendments thereto and the terms thereof including, but not limited to, the original term thereof options to extend the term thereof and any expansion options, is hereinafter sometimes referred to as the "Existing Lease" and Viking is hereinafter sometimes called the "Existing Tenant" Subject to the Existing Lease and the rights of the Existing Tenant thereunder, which rights are prior to the rights of Lessee under this Paragraph and provided that at the time the First Offer Space becomes available for reletting, (i) there shall not be existing any Lessee Default or Breach (defined in Paragraph 13. 1), (ii) this Lease is still in full force and effect and (iii) Lessee has not assigned this Lease nor sublet more than fifty thousand (50,000) square feet of the Premises in the aggregate (except for an assignment or subletting permitted under Paragraph 27.2 of this Rider), Lessor agrees not to enter into a lease or leases to relet the First Offer Space without first giving Lessee notice ("Lessor's Availability Notice") of the availability of the First Offer Space and an opportunity to lease the First Offer Space for a coterminous period of time with the Premises upon the same terms and conditions applicable to the Premises (including the Extension Option), except that the monthly Base Rent applicable to the First Offer Space shall be the fair market monthly base rent for the First Offer Space as of the commencement of Lessee's leasing thereof as specified by Lessor in Lessor's Availability Notice (the "First Offer Space Market Rent"). The term "First Offer Space Market Rent" shall mean the monthly amount per square foot that a willing, non-equity, tenant would pay and a willing landlord would accept at arm's length from a comparable tenant for space in a comparable building or buildings, with comparable tenant improvements, in a comparable location, giving appropriate consideration to monthly rental rates per square foot, the presence or absence of rent escalation clauses such as operating expense and tax pass-throughs, length of lease term, size and location of premises being leased, if any, and other generally applicable terms and conditions of tenancy for a similar building or buildings; provided, that the value of any improvements to be made to the First Offer Space by Lessee at Lessee's expense shall not be considered for the purpose of valuing the Market Rent of the Premises. In no event shall the First Offer Space Market Rent be less than the monthly Base Rent payable for the Premises during the same time period. If Lessee wishes to exercise Lessee's right of first offer, Lessee shall do so, if at all, by giving Lessor notice of Lessee's desire to lease the First Offer Space within seven (7) days after receipt of Lessor's Availability Notice. If Lessee shall give such notice, the same shall constitute an agreement to enter into an amendment to this Lease to incorporate the First Offer Space into the space demised under this Lease upon the terms and conditions set forth in this Paragraph within thirty (30) days after the receipt by Lessee of the proposed amendment from Lessor. If Lessee shall not so exercise such right within such seven (7) day period or fail to execute such Lease amendment within such thirty (30) day period, time being of the essence, Lessee shall have no further right of offer with respect to the entire First Offer Space and Lessor shall be free to enter into a lease of the First Offer Space or any portion thereof with another prospective tenant upon terms and conditions as Lessor shall determine. Lessee's right of first offer shall only apply to the entire First Offer Space and not only to a portion thereof and if Lessee exercises Lessee's right of first offer, Lessee's right to extend the Lease Term as provided in Rider Paragraph 3 shall apply only to the Premises and the First Offer Space collectively, and not to either of such spaces independently.

          If Lessee shall exercise such right of first offer and if thereafter, the then occupant of the First Offer Space wrongfully fails to deliver possession of such space at the time when its tenancy is scheduled to expire, commencement of the term of Lessee 5 occupancy and lease of the First Offer Space shall, in the event of such holding over by such occupant, be deferred until possession of the First Offer Space is delivered to Lessee. The failure of the then occupant of the First Offer Space to so vacate shall not give Lessee any right to terminate this Lease or to deduct from, offset against or withhold monthly Base Rent, rent or any other amount payable under the Lease (or any portions thereof).

42. INSERT TO PARAGRAPH 2.6: "Lessee shall not be charged separately for the use of Lessee's Parking Areas; provided that the foregoing shall not limit Lessee's responsibility for costs relating to Lessee's Parking Areas pursuant to Paragraph 4.2 and the Rider Paragraph referenced therein."

43. INSERT TO PARAGRAPH 2.9: "Lessor shall not enforce any such rules and regulations in a discriminatory manner."

44. INSERT TO PARAGRAPH 4.2(a): "(x) Depreciation for capital expenditures made by Lessor (a) to reduce Common Area Operating Expenses if Lessor has a reasonable basis for believing the capital expenditure will reduce Common Area Operating Expenses, (b) to comply with Applicable Requirements which come into effect after the date of this Lease or (c) to perform Lessor's obligations under Paragraph 7.2 of this Lease or which are otherwise included in the definition of "Common Area Operating Expenses" (plus, in the case of (a), (b) and
          (c), an interest factor, reasonably determined by Lessor, as being the interest rate then charged for long term mortgages by institutional lenders on like properties within the general locality in which the Building is located (the "Specified Interest Rate")), and in the case of (a), (b) and (c) depreciation shall be determined by dividing the original cost of such capital expenditure by the number of years of useful life of the capital item acquired, which useful life shall be determined reasonably by Lessor in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item. Notwithstanding the foregoing, Lessee's Share of Common Area Operating Expenses for each calendar year during the Lease Term for depreciation for (a), (b) and (c) above ("Permitted Depreciation") combined during such calendar year shall not exceed the applicable "Maximum Depreciation Amount" (as hereinafter defined) for such calendar year. The "Maximum Depreciation Amount" for the first calendar year during the Lease Term shall be Eight Thousand Dollars ($8,000.00) (the "Initial Maximum Depreciation Amount"). The "Maximum Depreciation Amount" for each subsequent calendar year during the Lease Term shall be the difference between (i) the product of (x) the number of calendar years from the Commencement Date through the end of such subsequent calendar year multiplied by (y) the Initial Depreciation Amount, minus (ii) the total cumulative amount of Permitted Depreciation from the Commencement Date through the end of such subsequent calendar year (the "Total Depreciation Amount"), provided for the purpose of calculating the Total Depreciation Amount no amount expended by Lessor for Permitted Depreciation in any calendar year in excess of Eight Thousand Dollars ($8,000.00) shall be included; provided, further, in no event shall such difference be less than zero."

45. INSERT TO PARAGRAPH 6.3: "Notwithstanding the foregoing, Lessee shall have no obligation to make any alterations or improvements to the Premises which are required by Applicable Requirements unless such requirement is caused by "Lessee Improvements" or "Lessee's Specific Use of the Premises" (as such terms are defined in Rider Paragraph 7), provided that Lessee may be required to pay for all or a portion of the cost of such additions or alterations as explicitly provided in Paragraphs 4.2, 7.1 and 7.3 of this Lease and the Rider Paragraphs referenced therein and Rider Paragraph 7 of this Lease. Lessor shall not enter into any new restrictions of record that will materially increase Lessee's obligations or decrease Lessee's rights hereunder without either (i) Lessor assuming such obligations in the case of increased obligations or (ii) obtaining the prior written consent of Lessee which shall not be unreasonably withheld, delayed or conditioned.

46. INSERT TO PARAGRAPH 7.1(a): "Notwithstanding the foregoing, Lessee's obligations to repair under this Rider Paragraph 7.1(a) shall not apply to (i) damage or repairs to the extent any insurance policy carried by Lessor in connection with the Building actually pays Lessor for the cost of the restoration or repair, provided that Lessee shall reimburse Lessor, as rent, within fifteen (15) business days of being billed therefor for any deductible amount under any such insurance and any other costs of the restoration or repair for work subject to Lessee's obligations under Rider Paragraph 7.1 not actually paid for by such insurance, provided, further, that if the restoration or repair paid for by such insurance includes areas outside of the Premises, Lessee shall only be so responsible for Lessee's Share of such deductible, (ii) damage to the extent caused by the gross negligence or intentional misconduct of Lessor or Lessor's employees, agents or contractors, (iii) conditions to the extent actually covered by any warranties of Landlord's contractors, (iv) damage or repairs caused by fire or other casualty, which shall be subject to the provisions of Paragraph 9 of this Lease and (v) the replacement of the heating, ventilating and air conditioning units servicing the Premises (the "Premises HVAC Units"), unless such replacement is a

          "Lessee Caused Replacement" (as defined below), provided that Lessee shall be responsible for maintaining the Premises HVAC Units at Lessee's sole cost and expense. Except for "Lessee's Caused Replacements" (as defined below), any replacements to the base building systems of the Premises (other than the Premises HVAC Units) which become necessary during the Term of the Lease shall be performed by Lessor and the cost thereof shall be amortized over the useful life of such replacement, as reasonably determined by Landlord in accordance with generally accepted accounting principles. Lessee shall reimburse Lessor, as rent, at the same time and in the same manner as applicable to the payment of Common Area Operating Expenses, for the portion of such amortization coming due during the Term of this Lease only plus interest at the Specified Interest Rate on the cost of such replacement from the date of expenditure by Lessor. Notwithstanding the foregoing, Lessee shall be required to make replacements required pursuant to Paragraph 7.1 of the Lease at Lessee's sole cost and expense if such replacements are required by (i) Lessee's Specific Use of the Premises, (ii) Lessee Improvements, (iii) a Lessee Default or Breach or (iv) the gross negligence or willful misconduct of Lessee or any Lessee Party (collectively "Lessee Caused Replacements").

47. INSERT TO PARAGRAPH 7.4(c): "and damage to the extent caused by fire or other casualty or the default by Lessor under the terms of this Lease,

48. INSERT TO PARAGRAPH 8.1(a): "The Base Premium" shall be the annual premium applicable to calendar year 1997 (being the period from January 1, 1997 through December 31, 1997)."

49. INSERT TO PARAGRAPH 8.4: "All insurance required or permitted to be maintained by Lessee and Lessor hereunder may be in the form of blanket policies, so called, insuring the Premises as well as other locations."

50. INSERT TO PARAGRAPH 10.2: "The definition of "Real Property Taxes" shall not include (i) any amount which is imposed as a result of a sale of the Building, the Property or the Industrial Center (other than a transfer to a real estate investment trust (a "REIT")) during the first year of the Lease Term provided that the definition of "Real Property Taxes" shall include any such amounts resulting from a sale after the first year of the Original Lease Term, (ii) any amount which is imposed as a result of the first transfer of the Building, the Property or the Industrial Center into a REIT, provided that the definition of "Real Property Taxes" shall include any amounts resulting from transfers to a REIT after the first transfer, (iii) income, estate, gift, inheritance, franchise or transfer taxes; provided, however, that if any time during the Lease Term the present system of ad valorem taxation of real property shall be changed so that in lieu of or in addition to, the whole or any part of the ad valorem tax on real property, there shall be assessed on Lessor a capital levy or other tax on the gross rents received with respect to the Industrial Center, or a Federal, State, County, Municipal, or other local income, franchise, excise of similar tax, assessment, levy or charge (distinct form any now in effect in the jurisdiction in which the Industrial Center is located) measured by or based in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included with in the term "Real Property Taxes" but only to the extent that the same would be payable if the Industrial Center were the only property of Lessor, (iv) any increases attributable to an expansion of the Building unless such improvements are constructed for Lessee's sole benefit, in which event Lessee shall be responsible for one hundred percent (100%) of such increases and (v) interest or penalties for Lessor's failure to pay taxes when due, except to the extent such failure is due to Lessee's failure to pay such taxes to Lessor when provided for pursuant to this Lease. If any assessments affecting the Premises are payable in installments and Lessor should prepay such assessments in advance of the date such installments would become due, Lessee shall be solely responsible for the portion of such assessment that would have normally come due as an installment, unless consented to by Lessee in writing."

51. INSERT TO PARAGRAPH 1.1: "Notwithstanding the foregoing, Lessor and Lessee agree that during the time period starting with the Commencement Date of the Lease and ending on the last day of the seventh (7th) months following the month in which the Commencement Date occurs (the "Initial Period"), Lessee shall have the right to occupy an approximately 50,000 square foot portion of the Premises, and Lessee shall not have the right to occupy the remaining portion of the Premises (the "Remaining Portion") during such Initial Period, except that Lessee shall have the right to sublet the Remaining Portion of the Premises during the Initial Period, subject to the terms of this Lease. Nothing herein shall be deemed to excuse Lessee from Lessee's other obligations under this Lease with respect to the Remaining Portion during the Initial Period, including but not limited to the obligations described herein to repair and maintain the Remaining Portion; nor shall Lessee's obligation to pay monthly Base Rent or Share of Common Area Operating Expenses be reduced as a result of Lessee' non-occupancy of the Remaining Portion."

52. INSERT TO PARAGRAPH 2.4: "except as otherwise expressly provided in this Lease."

53. INSERT TO PARAGRAPH 2.3: "performed in accordance with the provisions of Paragraphs 7.1 and 7.2 of this Lease."

54. INSERT TO PARAGRAPH 2.3: "without giving consideration to "Lessee's Specific Uses of the Premises" (as defined in Rider Paragraph 7)."

55. INSERT TO PARAGRAPH 6.2(b): "Lessee or any Lessee Party, to spill or release any Hazardous Substance in, on, under or about the Premises, the Building, the Property or the Industrial Center"

56. INSERT TO PARAGRAPH 7.1(c): "beyond any applicable notice and cure period (except in an emergency, in which case no notice and cure period shall be applicable),"

57. INSERT TO PARAGRAPH 10.2(b): "for calendar year 1997 (being the period from January 1, 1997 through December 31, 1997)."

58. INSERT TO PARAGRAPH 13.1(a): "for more than ninety (90) consecutive days."

59. INSERT TO PARAGRAPH 13.1(b): "within five (5) business days after notice that such sum is past due"

60. INSERT TO PARAGRAPH 13.1(c): "if Lessor has a reasonable basis to believe that Lessee is not in compliance with Applicable Requirements"

61. INSERT TO PARAGRAPH 32: "Upon reasonable advance notice (except in the case of any emergency),"

62.       INSERT TO PARAGRAPH 7.3:

          "(d) Notwithstanding the terms of Paragraph 7.3 of this Lease, Lessee shall have the right, without obtaining the prior consent of Lessor, to make Alterations within the Premises where:

               (a) the same are within the interior of the Building and do not have any effect or appearance on the exterior of the Building, it being specifically understood and agreed that no changes in any exterior glass, doors or windows shall be permitted under this Paragraph 7.3(d);

               (b) the same do not affect any structural element of the Building, any Utility Installation in the Building or the fire protection system of the Building;

               (c) the same shall not in any individual case exceed $25,000.00 in cost, and in the aggregate together with any prior work under this Paragraph 7.3(d) shall not exceed $100,000.00 in cost; and

               (d) Lessee shall comply with all other provisions of this Lease applicable to Alterations and Utility Installations other than the requirement for obtaining Lessor's prior consent and if such work increases the cost of insurance or taxes or of services, Lessee shall pay for any such increase in cost;

          provided, however, that Lessee shall, within fifteen (15) days after making of any such Alteration, deliver to Lessor as built plans and specifications, describing such work in reasonable detail."

63. INSERT TO PARAGRAPH 7.2: "On or prior to the date which is one (1) year subsequent to the Commencement Date (the "Roof Replacement Substantial Completion Date"), Lessor shall remove the existing roof membrane and substantially complete the replacement of the roof membrane and roof flashing of the Building substantially in accordance with the specifications attached hereto as Exhibit G with a with a no dollar limit warranty. The Roof Replacement Substantial Completion Date shall be automatically extended for no more than sixty (60) days in the aggregate for such periods of time as Lessor is delayed in the performance of such work by "Lessor's Force Majeure" (as defined in Rider Paragraph 7). For the purpose of this Rider Paragraph 63, such work shall be substantially completed if it is "Substantially Complete" except for "punch list items" (as such terms are defined in Rider Paragraph 7)."

                                   EXHIBIT A
                          FLOOR PLAN OF THE PREMISES
                     (INCLUDING THE SECOND FLOOR OFFICES)

                             2391 WEST WINTON AVE.
                                  HAYWARD, CA

                           [DIAGRAM APPEARS TO LEFT]

                                   EXHIBIT B


                  2391 WEST WINTON AVENUE, HAYWARD, CALIFORNIA


                               LEGAL DESCRIPTION


That certain parcel of land in the City of Hayward, County of Alameda, State of California shown as Parcel 1 on Parcel Map 1530, filed November 5, 1974 in Book 84 of Maps, Page 66 with the Alameda County Records.

Excepting therefrom, all that portion conveyed in that certain "Final Order Of Condemnation" in favor of the City of Hayward, a Municipal Corporation, Case No. H-i 06841-8 Superior Court of Alameda County, by instrument recorded May 29, 1987, Series No. 87-151484 with the Alameda County Records.

                                   EXHIBIT C
                            LESSEE'S PARKING AREAS


                           SITE PLAN (APPEARS ABOVE)
                            2391 WEST WINTON AVENUE
                           HAYWARD INDUSTRIAL CENTER

CABOT, CABOT & FORBES                                 RECORDED AT REQUEST OF
100 CALIFORNIA STREET                              Title Insurance & Trust Co.
SUITE 1190                                                  At 9 A.M.
SAN FRANCISCO, CALIFORNIA



                            DECLARATION OF COVENANTS

                                AND RESTRICTIONS


          WHEREAS, CABOT, CABOT & FORBES HAYWARD PROPERTIES, INC., a Delaware corporation (hereinafter called "Cabot") is the owner of a portion of and has a contract to purchase the balance of all that certain real property located in the City of Hayward, County of Alameda, State of California, more particularly described in Exhibit A, attached hereto and incorporated herein by reference thereto; and

          WHEREAS, it is the desire and intention of Cabot to develop all of said property as an industrial center, beginning with development of that portion thereof more particularly described in Exhibit B, attached hereto and incorporated herein by reference thereto (hereinafter called "Initial Restricted Area"); and

          WHEREAS, it is the desire and intention of Cabot to impose upon the Initial Restricted Area and such other portions of the property described in Exhibit A made subject hereto from time to time, mutually beneficial restrictions under a general plan of improvement for the benefit of all of said property, the improvements theron and the future owners thereof;

          NOW, THEREFORE, Cabot hereby declares that the Initial Restricted Area (and such other portions of the property described in Exhibit A as may be, from time to time, designated by Cabot pursuant to the provision herein-after set forth ) is held and shall be held, conveyed, hypothecated, encumbered, leased, rented, used, occupied and improved, subject to the following limitations, restrictions and covenants, all of which are declared and agreed to be in furtherance of a plan for the subdivision, improvement and sale of the Restricted Area (as hereinafter defined) and are established and agreed upon for the purpose of enhancing and perfecting the value, desirability and attractiveness of the real property and shall be binding on all parties having or acquiring any right, title or interest in the property made subject hereto or any part thereof, and shall be for the benefit of each owner of any portion of said real property, or any interest therein, and shall inure to the benefit of and be binding upon each successor in interest of the owners thereof.


A.  Definitions.


    1.   "Approving Agent" means, in the following order of precedence:

       (a) Cabot, so long as it owns of record any land in the Restricted Area, or thereafter

       (b) Any corporation, association or trust controlled by Cabot or with which Cabot has been merged or consolidated or by which Cabot has been acquired, all as certified of record by Cabot (herein-after called Cabot's Successor) so long as it owns of record any land in the Restricted Area and provided it has been granted of record by Cabot the exclusive right to approve plans and grant variances as hereinafter set forth, or hereafter

       (c) Any association (whether or not incorporated ) organized by a majority of the owners of record of land in the Restricted Area for the purpose, amont others, of approving plans and granting variances as hereinafter provided, in which membership is available to all such owners without charge, provided Cabot or Cabot's Successor has granted to it of record the exclusive right to approve plans and grant variances as hereinafter set forth which Cabot agrees will be done by it or Cabot's Successor before Cabot or Cabot's Successor ceases to own of record any land in the Restricted Area, if written request therefor is received prior to that time.


  2. "Restricted Area" means the Initial Restricted Area and also such other portions of the property described in Exhibit A as may from time to time be designated as subject to the provisions hereof by Cabot or Cabot's Successor by duly recorded designation referring to this instrument, whether or not such additional areas are owned by Cabot in fee at the date hereof.

  3. "Site" means an area of land in the same ownership either shown as one lot on a recorded plan or, if not so shown, described as the Site for one or more buildings by the owner in a recorded instrument, whether or not in either case acquired at one time or previously so shown as more than one lot, or shown or described for the purpose of lease but not of conveyance as more than one lot, if an easement or easements over any portion or portions of a Site established by recorded plan or recorded instrument then exists or exist or is or are reserved by Cabot for any purpose whatsoever, the area of such portion or portions shall be included in computing the area of that Site. If subsequent to the establishment of a Site by recorded plan or recorded instrument, any portion or portions thereof are for railroad, street,

                                      2.

       highway, utility or public purpose taken by right to eminent domain, or deed in lieu thereof, or dedicated or conveyed pursuant to reservation by Cabot, the area of such portion or portions shall continue to be included thereafter in computing the area of that Site.

B.     Restrictions.

  1. No building shall be constructed upon any site within forty (40) feet of any street in existence at the time of such construction or within fifteen (15) feet of any other Site, nor have exterior walls constructed other than of tilt-up concrete or equal material; nor shall any building be constructed upon any Site with a roof having a difference in elevation of more than two (2) feet unless approved in the manner hereinafter provided.

  2. Within the required set-back area from streets there shall be maintained on each Site only paved walks, paved driveways, lawns and landscaping, and the surface of so much of the remainder of each Site as is not covered by buildings, by lawns or by landscaping shall be treated so as to be dust free. At least two-thirds of the surface of the required set-back area from streets shall be maintained in lawns or other landscaping.

  3. There shall be maintained on each Site facilities for parking, loading and unloading sufficient to serve the business conducted thereon without using adjacent streets therefor; and no use shall be made of any Site which will attract parking in excess of the parking spaces then available thereon.

  4. Each Site shall be used only for manufacturing, processing, storage, wholesale, office, laboratory, professional, research and development activities; and there shall not be permitted any junk or salvage yard or any other use which will be offensive to the neighborhood by reason of odor, fumes, dust, smoke, noise or pollution or will be hazardous by reason of danger of fire or explosion. Retail uses shall be limited to sales of goods and services reasonably required for the convenience of occupants within the Restricted Area such as restaurants, drug stores, barber and beauty shops, show repair shops, cleaners, post offices, banks and automobile service stations, and no such retail uses shall be undertaken unless and until the
                                      3.

       same shall have been approved in the manner hereinafter provided.

  5. The exterior of all structures and all walks, driveways, lawns and landscaping on each Site shall be maintained in good order, repair and condition; and all exterior painted surfaces shall be maintained in first-class condition and shall be repainted at least once in every four
       (4) years.

  6. No open storage shall be permitted on any Site unless protected by screening to a height of not more than eight (8) feet approved in the manner hereinafter provided.

  7. The ratio of building to land area in a Site shall be determined on the basis of a Site plan to be approved in advance of construction in the manner hereinafter provided. Such Site plan shall incorporate and show compliance with all restrictions contained herein with respect to front, side and rear setbacks and off street parking and shall show adequate truck loading and maneuvering areas, which shall not be less than the minimum areas prescribed by ordinances of the City of Hayward. No buildings, exterior signs or structures shall be erected, or exterior structural alterations or additions made on any Site except pursuant to plan and specifications approved in the manner hereinafter provided as to landscaping and architectural conformity to a garden type industrial center. Such approvals shall not be withheld unreasonably. The requirement of approvals set forth in this paragraph are in addition to and not in substitution for any and all other restrictions herein contained.

C.     Approvals, Variances and Waivers.

  1. So long as there in an Approving Agent it shall have the exclusive right to grant approvals required by the Restrictions and to waive or vary the Restrictions in particular respects whenever in its opinion such waiver or variance will not be detrimental to a garden type industrial center.

  2. After there ceases to be an Approving Agent the owners of record of the land in the Restricted Area abutting upon each Site shall have the exclusive right to grant approvals required by the Restrictions and the owners of record of two-thirds (2/3) in area of land in the Restricted Area within five hundred (500) feet of each Site (said area to be defined by a line parallel to the boundaries of each Site and located five hundred (500) feet therefrom) shall have the
                                      4.

       exclusive right to waive or vary the Restrictions in particular respects whenever in their opinion such waiver or variance will not be detrimental to a garden type industrial center.

  3. Any person having an interest in any Site may relay upon any instrument of record signed by the Approving Agent or after there ceases to be an Approving Agent by the appropriate owners referred to above purporting to grant an approval or to waive or vary the Restrictions in particular respects.

  4. Any construction, other than exterior signs, driveways, parking areas, grading landscaping, fences and screens, completed for more than three
       (3) months shall be deemed approved, unless prior to the expiration of such period a suit for enforcement has been commenced and notice thereof duly recorded. No owner of any Site shall be responsible except for violations occurring while owner.

D.     Enforcement

  1. All of the provisions herein contained shall run with the land and shall be enforceable in equity.

  2. So long as there is an Approving Agent it shall have the exclusive right to enforce the provisions hereof, without liability for failure so to do, except that each owner of record of land in the Restricted Area shall have the right to enforce the provisions hereof then applicable to any Site if the Approving Agent shall fail so to do within thirty (30) days after written request from any such owner.

  3. After there ceases to be an Approving Agent each owner of record of land in the Restricted Area shall have the right to enforce the Restrictions then applicable to any Site without liability for failure to do so.

       IN WITNESS WHEREOF, CABOT, CABOT & FORBES HAYWARD PROPERTIES, INC., has caused its corporate seal to be hereto affixed and this instrument to be executed in its name and behalf by P.M. Gilbert and Gilmer Waggoner its General Manager and Assistant Secretary, hereunto duly authorized this 18th day of November, 1968.


                CABOT, CABOT & FORBES HAYWARD
                PROPERTIES, INC.

                By ____________________
                   Its General Manager

                By ____________________
                   Its Assistant Secretary

                                      5.

           STATE OF CALIFORNIA    )
                                  )   SS.
City and County of San Francisco  )



        On this 18th day of November, 1968, before me, Elizabeth A. Johnson, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared P. M. Gilbert and Gilmer Waggoner, known to me to be the General Manager and Assistant Secretary, respectively, of CABOT, CABOT & FORBES HAYWARD PROPERTIES, INC., the corporation described in and that executed the within instrument, and also known to me to be the persons who executed it on behalf of the corporation therein named, and they acknowledged to me that such corporation executed the same pursuant to its By-Laws or a resolution of its Board of Directors.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the City and County of San Francisco, the day and year in this certificate first above written.


                                     ________________________
                                          Notary Public
                                     in and for the City and County of
                                     San Francisco, State of California

                             ELIZABETH A. JOHNSON
                                    (SEAL)

                              PROPERTY DESCRIPTION


     Parcels 1, 2, 3 and 4 as shown on that certain Amended Record of Survey No. 339, recorded April 4, 1968 in Book 7 of Records of Survey at Pages 13 through 15, Alameda County Records.

                                   EXHIBIT A

                                  EXHIBIT "B"


     REAL PROPERTY IN THE CITY OF HAYWARD, COUNTY OF ALAMEDA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS;

     LOTS 1 TO 5, INCLUSIVE, AS SAID LOTS ARE SHOWN ON THE MAP OF "TRACT 3017, C.C.& F. HAYWARD INDUSTRIAL CENTER, CITY OF HAYWARD, ALAMEDA COUNTY, CALIFORNIA:, FILED DECEMBER 25, 1968, IN BOOK 59 OF MAPS, PAGES 53 TO 55, INCLUSIVE, IN THE OFFICE OF THE COUNTY OF RECORDER OF ALAMEDA COUNTY.

                                   EXHIBIT E

              DECLARATION AFFIXING THE COMMENCEMENT DATE OF LEASE

     THIS AGREEMENT made this ____ day of ___________________, l99__, by and between _____________________________, (hereinafter "Lessor") and

____________________________ (hereinafter "Lessee").



                                WITNESSETH THAT


     1. This Agreement is made pursuant to Paragraph 1 of the Rider to that certain Lease dated ____________________ 199__, between Lessor, as lessor, and Lessee, as lessee.

     2. It is hereby stipulated and agreed that the Term of the Lease commenced on __________________ 19__, (being the "Commencement Date" under the Lease), and shall end and expire on ________________ 19__, unless sooner terminated or extended, as provided for in the Lease.

     WITNESS the execution hereof, by persons hereunto duly authorized, the date first above written.


                                      LESSOR:

                                      ________________________


                                      ________________________


                                      LESSEE:

                                      ________________________



                                      By__________________________

                                      Name________________________

                                      Office________________________

                                            HEREUNTO DULY AUTHORIZED

                                            (CORPORATE SEAL)

                                   EXHIBIT F
                                   ---------

MAC ASSOCIATES
ARCHITECTURE, INTERIORS, TENANT PLANNING



   APRIL 23, 1997
   REVISED PRICING NOTES (3)
   2391 W. WINTON
   MAC PROJECT NO: 7022.00


DEMOLITION NOTES

Dl   REMOVE EXISTING FLOORING PREP FOR NEW.

D2   EXISTING VCT FLOORING TO REMAIN.

D3   REMOVE ALL UNUSED ELECTRICAL WIRE AND TELE DATA CABLE.

D4   REMOVE EXISTING GYP. BOARD CEILING.

D5 REMOVE EXISTING KITCHEN/RESTROOM. CAP ALL PLUMBING. PRICE AS TENANT ALTERNATE (1).

D6   REMOVE EXISTING WINDOW.

D7   REMOVE EXISTING PARTITION.

D8 REMOVE AND SAVE SLOP SINK. CAP ALL PLUMBING. SEE CONSTRUCTION NOTES FOR RELOCATION.

D9   REMOVE EXISTING DOOR AND FRAME. SEE CONSTRUCTION NOTES FOR RELOCATION.

D10  REMQVE EXISTING SHELVING. PRICE AS TENANT ALTERNATE (3).

Dl1 REMOVE EXISTING DOOR AND FRAME. SEE CONSTRUCTION NOTES FOR RELOCATION. PRICE AS TENANT ALTERNATE (7).

D12  REMOVE EXISTING DOOR, PARTITION AND WINDOW. PRICE AS TENANT ALTERNATE (2).

D13  REMOVE EXISTING FLOORING, PREP FOR NEW. PRICE AS TENANT ALTERNATE (8)


         200 PINE STREET, SUITE 200 * SAN FRANCISCO, CALIFORNIA 94104
                    * TEL: 415/989.4040 * FAX: 415/989.4056

MAC ASSOCIATES
ARCHITECTURE, INTERIORS, TENANT PLANNING


   APRIL 23, 1997
   REVISED PRICING NOTES (3)
   2391 W. WINTON
   MAC PROJECT NO: 7022.00


CONSTRUCTION NOTES

C1 NEW VINYL WALL COVERING OVER EXISTING WALL COVERING. WOLF-GORDON OR EQUAL. PRICE As ALTERNATE (4a): FLOAT AND PAINT, (4b): REMOVE (E) WALL COVERING AND PAINT.

C2   NEW VCT FLOORING, ARMSTRONG STANDARD EXELON OR EQUAL.

C3   NEW LEVEL LOOP GLUE DOWN CARPET, SHAW COMMERCIAL "SEA ISLAND 11" OR EQUAL.

C4   NEW SHEET VINYL FLOORING.

C5   FILL EXISTING WINDOW/DOOR OPENING.

C6   NEW CEILING HEIGHT PARTITION.

C7 NEW KITCHEN WITH SINGLE COMPARTMENT SINK, 10 LINEAR FEET OF CABINETS, PLASTIC LAMINATE COUNTER TOP. CONNECT TO EXISTING WATER HEATER.

C8   RELOCATED SLOP SINK. PRICE AS TENANT ALTERNATE (5).

C9   RELOCATED ENTRY DOOR, FRAME, LOCKSET,

C10  NEW CEILING GRID AND TILE, EXTEND PREDOMINANT CEILING GRID IF POSSIBLE.

C11  NEW GYP BOARD CEILING. ONE EXHAUST FAN PER RESTROOM.

C12 RELOCATE EXISTING DOOR AND FRAME. FILL EXISTING DOOR OPENING. PRICE AS TENANT ALTERNATE (6).

C13 NEW LEVEL LOOP GLUE DOWN CARPET, SHAW COMMERCIAL "SEA ISLAND 11" OR EQUAL. PRICE As TENANT ALTERNATE (9).

C14 NEW CEILING GRID AND TILE, EXTEND PREDOMINANT CEILING GRID IF POSSIBLE. PRICE As TENANT ALTERNATE (10).

C15  FILL EXISTING DOOR OPENING. PRICE As TENANT ALTERNATE (11).


         200 PINE STREET, SUITE 200 * SAN FRANCISCO, CALIFORNIA 94104
                    * TEL: 415/989.4040 * FAX: 415/989.4056

MAC ASSOCIATES
ARCHITECTURE, INTERIORS, TENANT PLANNING


   APRIL 23, 1997
   REVISED PRICING NOTES (3)
   2391 W. WINTON
   MAC PROJECT NO: 7022.00


MECHANICAL/ELECTRICAL NOTES

Ml PROVIDE AND INSTALL FIVE (5) NEW 2X4 FLUORESCENT FIXTURES FOUR (4) AT RESTROOM AND ONE (1) AT HALLWAY.

M2   REUSE EXISTING WATER HEATER FOR RESTROOMS AND KITCHEN.

M3   PROVIDE RESTROOM FIXTURES AS SHOWN.

M4   RELOCATE EXISTING 2X4 FLUORESCENT FIXTURES.

M5 PROVIDE WALL MOUNTED STROBELIGHITS (8), AND ASSOCIATED SMOKE DETECTORS, AND THREE FIRE PULL STATIONS (ONE AT EACH EXIT).

         200 PINE STREET, SUITE 200 * SAN FRANCISCO, CALIFORNIA 94104
                    * TEL: 415/989.4040 * FAX: 415/989.4056

MAC ASSOCIATES
ARCHITECTURE, INTERIORS, TENANT PLANNING


   APRIL 23, 1997
   REVISED PRICING NOTES (3)
   2391 W. WINTON
   MAC PROJECT NO: 7022.00


   RESTROOM NOTES

    .   FIXTURES AS SHOWN TO BE AMERICAN STANDARD OR EQUAL.
    .   FLOORING AND BASE TO BE SHEET VINYL.
    .   WALL FINISH TO BE VINYL WALLCOVERING.
    .   LAVATORY COUNTERS TO BE PLASTIC LAMINATE.
    .   PROVIDE CODE REQUIRED SIGNAGE.
    . PROVIDE AND INSTALL ACCESSORIES, BOBRICK OR EQUAL, INCLUDING TOILET PARTITIONS, MIRRORS, GRAB BARS, PAPER TOWEL DISPENSOR, FEMININE NAPKIN DISPENSOR, COMBO TOILET PAPER/SEAT COVER/FND UNITS.

   FINISHES NOTES

    .   ALL WALLS TO RECEIVE PAINT.


         200 PINE STREET, SUITE 200 * SAN FRANCISCO, CALIFORNIA 94104
                    * TEL: 415/989.4040 * FAX: 415/989.4056

Title: 1ST FLOOR DEMO PLAN
--------------------------------------------------------------------------------
MAC Associates
ARCHITECTURE, INTERIORS, TENANT PLANNING
200 Pine Street, Suite 200, San Francisco, CA 94104
Tel: (415) 989-4040, Fax (415) 989-4056
--------------------------------------------------------------------------------
Proj. Name: RESTORATION HARDWARE
--------------------------------------------------------------------------------
Proj. No.: 7022.00
--------------------------------------------------------------------------------
Location: 2391 W. WINTON AVE.
--------------------------------------------------------------------------------
Drawn by: BCM
--------------------------------------------------------------------------------
Scale: 1/8" = 1'-0"
--------------------------------------------------------------------------------
Date: 4/23/97
--------------------------------------------------------------------------------
Sheet: 1A.0
--------------------------------------------------------------------------------

Title: 1ST FLOOR PLAN
--------------------------------------------------------------------------------
MAC Associates
ARCHITECTURE, INTERIORS, TENANT PLANNING
200 Pine Street, Suite 200, San Francisco, CA 94104
Tel: (415) 989-4040, Fax (415) 989-4056
--------------------------------------------------------------------------------
Proj. Name: RESTORATION HARDWARE
--------------------------------------------------------------------------------
Proj. No.: 7022.00
--------------------------------------------------------------------------------
Location: 2391 W. WINTON AVE.
--------------------------------------------------------------------------------
Drawn by: BCM
--------------------------------------------------------------------------------
Scale: 1/8" = 1'-0"
--------------------------------------------------------------------------------
Date: 4/23/97
--------------------------------------------------------------------------------
Sheet: 1A.1
--------------------------------------------------------------------------------

Title: 1ST FLOOR PLAN
--------------------------------------------------------------------------------
MAC Associates
ARCHITECTURE, INTERIORS, TENANT PLANNING
200 Pine Street, Suite 200, San Francisco, CA 94104
Tel: (415) 989-4040, Fax (415) 989-4056
--------------------------------------------------------------------------------
Proj. Name: RESTORATION HARDWARE
--------------------------------------------------------------------------------
Proj. No.: 7022.00
--------------------------------------------------------------------------------
Location: 2391 W. WINTON AVE.
--------------------------------------------------------------------------------
Drawn by: BCM
--------------------------------------------------------------------------------
Scale: 1/8" = 1'-0"
--------------------------------------------------------------------------------
Date: 4/23/97
--------------------------------------------------------------------------------
Sheet: 1A.2
--------------------------------------------------------------------------------

Title: 2ND FLOOR DEMO PLAN
--------------------------------------------------------------------------------
MAC Associates
ARCHITECTURE, INTERIORS, TENANT PLANNING
200 Pine Street, Suite 200, San Francisco, CA 94104
Tel: (415) 989-4040, Fax (415) 989-4056
--------------------------------------------------------------------------------
Proj. Name: RESTORATION HARDWARE
--------------------------------------------------------------------------------
Proj. No.: 7022.00
--------------------------------------------------------------------------------
Location: 2391 W. WINTON AVE.
--------------------------------------------------------------------------------
Drawn by: BCM
--------------------------------------------------------------------------------
Scale: 1/8" = 1'-0"
--------------------------------------------------------------------------------
Date: 4/22/97
--------------------------------------------------------------------------------
Sheet: 2A.0
--------------------------------------------------------------------------------

Title: 2ND FLOOR PLAN
--------------------------------------------------------------------------------
MAC Associates
ARCHITECTURE, INTERIORS, TENANT PLANNING
200 Pine Street, Suite 200, San Francisco, CA 94104
Tel: (415) 989-4040, Fax (415) 989-4056
--------------------------------------------------------------------------------
Proj. Name: RESTORATION HARDWARE
--------------------------------------------------------------------------------
Proj. No.: 7022.00
--------------------------------------------------------------------------------
Location: 2391 W. WINTON AVE.
--------------------------------------------------------------------------------
Drawn by: BCM
--------------------------------------------------------------------------------
Scale: 1/8" = 1'-0"
--------------------------------------------------------------------------------
Date: 4/22/97
--------------------------------------------------------------------------------
Sheet: 2A.1
--------------------------------------------------------------------------------

Title: HANDICAP PARKING PLAN
--------------------------------------------------------------------------------
MAC Associates
ARCHITECTURE, INTERIORS, TENANT PLANNING
200 Pine Street, Suite 200, San Francisco, CA 94104
Tel: (415) 989-4040, Fax (415) 989-4056
--------------------------------------------------------------------------------
Proj. Name: RESTORATION HARDWARE
--------------------------------------------------------------------------------
Proj. No.: 7022.00
--------------------------------------------------------------------------------
Location: 2391 W. WINTON AVE.
--------------------------------------------------------------------------------
Drawn by: BCM
--------------------------------------------------------------------------------
Scale: 1/8" = 1'-0"
--------------------------------------------------------------------------------
Date: 4/22/97
--------------------------------------------------------------------------------
Sheet: HCP.1
--------------------------------------------------------------------------------

                        "RESERVED FOR HANDICPAPED" SIGN

1. Install approximately 400 linear feet of chain link fence, 8 ft high, with vinyl slats to divide property line shown on attached plan.

2. Remove existing 8 ft fence and rolling gate, and reinstall chain link fence and gate with new posts, approximately 40 ft north from the existing location.

                           FENCE INSTALLATION DIAGRAM

                                  EXHIBIT F-1

                             TENANT RESPONSIBILITY
                                 SCOPE OF WORK

1.   Remove existing cabinetry located in original kitchen (D5).
2.   Remove existing shelving (D10).
3.   Remove existing door and relocate door (D11) and fill existing door opening
     (C12).
4.   Remove existing flooring (D13) and replace with new carpet (C13).
5. Remove existing door, partition, and window (D12) and fill window and door opening (C15). Also provide for new ceiling grid and tiles or extend existing ceiling grid (C14).
6.   Remove existing slop sink (D8) and relocate to original kitchen. (C8).

                                   EXHIBIT G



     SPECIFICATIONS

     PART 1.00 - GENERAL

     1.01 DESCRIPTION


          A.   Scope of work:

               Furnish all labor, materials, equipment and services necessary to install a new built-up roof and flashings as indicated and specified herein.

          B.   Work included in this section:

               1. Installation of new roofing.

               2. Inspection by the contractor's field supervisory personnel.

          C.   Work not included in this section:

               1. Sheet metal work

               2. Electrical

               3. Plumbing

               4. Carpentry

               5. Asbestos (Unless predetermined with building owner and
                  proper parameters have been followed with regards to membrane testing for friability).


     1.02 QUALITY ASSURANCE AND GUARANTEE

          A. Roofing Contractor shall be authorized by the manufacturer. All work shall be done with their specifications and conditions.

          B. A unit guarantee shall be provided by the contractor for materials and installation.


     1.03 MATERIALS HANDLING

          A.   Delivery of materials:

               All roofing materials shall be delivered to the site in the original unbroken manufacturer's wrappings, materials and containers with the original label thereon intact. If any bulk or unlabeled materials are to be used, a properly attested certificate from the manufacturer stating that such materials shall comply with the specification requirements shall be furnished to the contractor prior to installation.

          B.   Storage of materials at job site:


               1. Roofing materials shall be raised above the supporting surfaces, such as on pallets. Roll goods, insulation and any other materials which may have moisture contact shall be kept dry. Wet materials shall not be permitted to be used on the job and shall be removed promptly.

               2. Materials containing solvents shall be stored in a dry, cool area with proper fire and safety precautions.

               3.   Roll goods shall be stored on end.

               4. If stored on other than the ground, all material shall be distributed so that their resultant weight does not exceed the design of live load of the deck.

     1.04 PROTECTION AND CLEANING

          A.        Protection:

               1. Any work or materials damaged during the handling of bitumans and roofing materials shall be resotred to their original (undamaged condition or replaced by the roofing applicator.

               2. Protective covering shall be installed at all paving and exposed building walls adjacent to hoist and kettles prior tot he start of work.

               3. Protection shall remain in place for the duration of the roofing work.

1.05  GUARANTEE

          A. The contractor shall provide a written guarantee that all roofing materials and installation will be maintained in a waterproof condition for a period of three (3) years from the date of final approval of the roofing at no charge to the building owner.

     PART 2.00  PRODUCTS

     2.01 MATERIALS

          A. All materials shall be manufactured by Manville Corporation or equal.

          B. Asphalt: ASTM D-312-78, Type III, Bituman when labeled with a Softening Point (SP), Minimum Flash Point (FP), Minimum Finished Blowing Temperature (FBT), and Equiviscous Temperature Range
               (EVT) shall not be heated above the FP, held at the FBT longer than 4 hours and must be applied within 25 degrees of the EVT.

               If the asphalt is not so labeled or the foregoing information is not otherwise available, the asphalt shall be heated in accordance with information contained in the current Manufacturer's manual.

          C. GlasBase. Asphalt coated fiberglass mat, Approximate weight per 100 square feet, 28 lbs.

          D. GlasPly. Asphalt coated fiberglass mat. Approximate weight per 100 square feet, 12 lbs. ASTM D-2176 Type IV.

          E. GlasKap. Mineral surfaced cap sheet. Asphalt coated fiberglass mat with ceramic granule surfacing. Approximate weight per 100 square feet, 72 lbs. Federal Specification # ??-R-630D Class III.

     2.02 SUMMARY OF MATERIALS PER 100 SQUARE FEET

          A.   Built-up roofing system shall be Specification #3GNC:

               GlasBase Felt          28 lbs.
               Asphalt                25 lbs.

               GlasPly Felt           12 lbs.
               Asphalt                25 lbs.
               GlasKap                72 lbs.

               Total Average Weight 162 lbs.


          B. Roofing and flashings shall be installed in strict accordance with Manufacturer's recommendations and as specified herein.


     PART 3.00  EXECUTION

     3.01 GENERAL INSTALLATION REQUIREMENTS

          A. All surfaces shall be adequately anchored, even, and free of any foreign material, moisture, or unevenness.

          B. Immediately notify owner of any defects. Built-up roofing shall not be installed until defects have been corrected. (We anticipate no significant defects on this project.)

          C. Verify that any curbs or nailers are in place and properly installed.

     3.02 DEMOLITION AND REMOVAL OF EXISTING MEMBRANE

          A. Remove and dispose of the roofing and flashings down to the deck. If complete removal is not possible because of solid attachment, the materials shall be removed down to the original membrane.

          B. Minor deck repairs shall be made at no charge to the owner. If major deck repairs are necessary, the owner shall be informed of the additional cost and the work shall be performed for a cost mutually acceptable to the owner and the contractor.

     3.03 INSTALLATION OF MATERIALS

          A.   Asphalt:

               1.   All kettles and tankers shall have both
                    thermostatic controls and an accurate visible thermometer.

               2. Heat and apply at correct EVT between 400 and 500 degrees Fahrenheit.

               3. Solidly map heated asphalt between and under layers of felt and insulation so that at not point does felt touch felt.

          B.   Deck Preparation:

               Existing roof membrane shall be torn off to the deck as outlined in section 3.02 above.

          C.   Base Sheet:   Schuller #26 GlasBase (or equal)

               Nail and/or mechanically fasten as necessary to the prepared deck. Side laps to be 2", and laps 4". Broom felts to insure total adhesion where necessary.

          D.   Ply Felts:   Schuller #12 GlasPly (or equal)

               Starting at low edge apply one 18" wide, then a full 36" wide GlasPly overlapping the preceding felt by 2". All following felts are to be applied full width with the same 2" overlap. Install each felt so that it shall be uniformly set, without voids.

          E.   Cap Sheet:    Schuller #72 GlasKap (or equal)

               Before starting application of the cap sheet, cut it into 13' to 18' lengths and allow it to flatten. This is especially important in cold weather to assure good contact with the asphalt.

               Starting at the low edge (on slopes up to 2") or at the side opposite of the prevailing wind (on slopes over 2"), apply one layer of cap sheet, lapping each layer over the selvage edge of the preceding one. Lap the end 6" over the preceding felt. Mop the full width under each layer with asphalt at the rate of 25 lbs. Per 100 sq. feet, making sure that all edges are well sealed with the cap sheet uniformly set without voids into the hot asphalt.

          F. Angle reinforcement: Items 1 through 5 below shall be done with multi-layer felts, set in hot asphalt with one layer SBS modified reinforcement sheet set in hot asphalt.

               1. Curbs and walls with metal counterflashing, apply one layer of Reinforced Base Flashing in the angle formed by the roof and vertical surface. Base flashing shall be set in a solid bed of asphalt and nailed at 4" centers adjacent to the top edge.

               2.   Voids are not acceptable. Rub materials into all angles.

               3.   Coat any concrete surfaces with primer and allow to dry.

               4. At low curbs, wrap flashing over top of curb. Extend down over cant area onto roof surface at least 4".

               5. At air conditioning housing curbs, which are to receive roofing on top of housing, run flashing from at least 4" on roof surface up cant area and over curb. Extend felts over curb at least 4" and stagger felts, top felt overlapping bottom felt by at least 4".

          G.   Sheet Metal:

               All sheet metal which shall have contact and be bonded to any roofing material shall be primed and allowed to dry before applying roofing materials.

          H.   Vent Pipe Flashing:

               Metal roof jacks and other metal flashing with metal deck flanges shall be removed, as necessary, prior to the installation of new roofing. Contractor shall provide and install new jacks to replace those damaged or otherwise deemed unserviceable. The new jacks (lead only), either new or existing shall be installed as follows: Install on top of completed membrane. The deck flange shall be set in a solid bed of industrial roof cement (nailed if over a nailable deck) and shall be covered with two collars of roofing felt. Felts to extend 4" and 6" beyond the outside dimension of the deck flange and extend to the inside of the base of the protrusion. Felts to be set in a solid be of industrial roof cent or hot asphalt.

          I.   Can Strip:

               Provide new cant strip in angles of roof deck and curbs where present cant strip is unserviceable, or non-existent. Fit flush at ends and to wall surface. Secure to deck with adhesive or hot asphalt.

          J.   Nosing:

               New 24 gauge galvanized metal nosing shall be installed as necessary to the roof edge. Side laps to be set in industrial roof cement.

          K.   Pitch Pans:

               New sheet metal pitch pans shall be installed around all poles, brackets, pipe supports, and other items which rest upon or are attached to the roof deck. Pitch pans shall have dimensions at least 2" larger than the dimensions of the pole, brackets, pipe supports, etc. They shall have flanges not less than 3" wide which shall be set on top of all roofing plies in a full bed of industrial roof cement. The flange shall then be flashed with two strips of felt set in hot asphalt. The top strip shall be wider than that below by at least 3" on all sides. Pitch pans shall be filled about 1/3 full with roof cement, and the balance with asphalt. After the asphalt has cooled and settled, refill pitch pans with roof cement and slope tops to the outside edge.


                                       7